UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21990

Fidelity Commonwealth Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2023

Item 1.

Reports to Stockholders

Fidelity® Large Cap Growth Enhanced Index Fund
Fidelity® Large Cap Value Enhanced Index Fund
Fidelity® Large Cap Core Enhanced Index Fund
Fidelity® Mid Cap Enhanced Index Fund
Fidelity® International Enhanced Index Fund

Annual Report
August 31, 2023

Contents

Fidelity® Large Cap Growth Enhanced Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Large Cap Value Enhanced Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Large Cap Core Enhanced Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Mid Cap Enhanced Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® International Enhanced Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Fidelity® Large Cap Growth Enhanced Index Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Large Cap Growth Enhanced Index Fund	19.85%	13.09%	14.78%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Growth Enhanced Index Fund on August 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000 Growth Index performed over the same period.

Fidelity® Large Cap Growth Enhanced Index Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 15.94% for the 12 months ending August 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July but snapped a five-month rally in August (-1.59%), held back by softness in manufacturing and jobs. Still, U.S. stocks ended August up 18.73% year to date. For the full 12 months, value (+17%) topped growth (+13%) within the index. By sector, information technology (+35%) led by a wide margin, followed by communication services (+26%). In contrast, the defensive utilities sector (-13%) lagged most, as climbing yields offered investors better returns elsewhere. Real estate returned about -7%, hampered by high borrowing costs and low home inventory.

Comments from Senior Portfolio Manager Maximilian Kaufmann of the Fidelity Systematic Equity Strategies portfolio management team:
For the fiscal year ending August 31, 2023, the fund gained 19.85%, versus 21.94% for the benchmark Russell 1000 Growth Index. Relative to the benchmark, security selection was the primary detractor, especially within the health care sector. The biggest detractor from performance versus the benchmark was stock selection in consumer discretionary. Stock picking in industrials also hampered the fund's result. Also detracting from our result was stock selection and an underweight in financials. The largest individual relative detractor was an overweight in Etsy (-46%). A second notable relative detractor was an underweight in Netflix (+94%). An underweight in TJX Companies (+51%) also detracted. We established all three of these investments this past reporting period. In contrast, the biggest contributor to performance versus the benchmark was an underweight in consumer staples. Security selection and an underweight in communication services and picks and an overweight in energy also boosted the fund's relative performance. Lastly, the fund's position in cash was a notable contributor. The top individual relative contributor was an overweight in Broadcom (+90%). Broadcom was among our biggest holdings. The second-largest relative contributor was an underweight in Dollar General (-41%). Dollar General was not held at period end. An overweight in Nvidia (+225%) also contributed. Nvidia was one of our largest holdings. Notable changes in positioning include increased exposure to the communication services sector and a lower allocation to consumer staples.

Note to shareholders:
In June 2023, the Board of Trustees approved the conversion of Fidelity's Enhanced Index Funds into exchange-traded funds, a move deemed in the best interest of shareholders. Each new ETF and its former corresponding fund will have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Fidelity believes that the conversion will provide multiple benefits for investors of the Funds, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency. The Fund conversions are expected to be conducted in November 2023. For more information, please refer to the Funds' prospectus supplements or visit us online.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Large Cap Growth Enhanced Index Fund
Investment Summary August 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	13.1
Microsoft Corp.	10.5
NVIDIA Corp.	5.4
Amazon.com, Inc.	5.3
Tesla, Inc.	3.8
Alphabet, Inc. Class C	3.7
Alphabet, Inc. Class A	3.7
Meta Platforms, Inc. Class A	3.4
Eli Lilly & Co.	2.5
Broadcom, Inc.	2.2
53.6

Market Sectors (% of Fund's net assets)

Information Technology	44.5
Consumer Discretionary	14.4
Communication Services	12.7
Health Care	11.3
Industrials	6.3
Financials	5.4
Consumer Staples	2.4
Energy	1.4
Materials	0.9
Real Estate	0.6

Asset Allocation (% of Fund's net assets)

Futures - 0.1%

Fidelity® Large Cap Growth Enhanced Index Fund
Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 12.7%
Entertainment - 1.9%
Electronic Arts, Inc.	96,234	11,546,155
Netflix, Inc. (a)	74,101	32,136,122
		43,682,277
Interactive Media & Services - 10.8%
Alphabet, Inc.:
Class A (a)	634,845	86,446,844
Class C (a)	645,403	88,646,102
Meta Platforms, Inc. Class A (a)	275,371	81,479,525
		256,572,471
TOTAL COMMUNICATION SERVICES		300,254,748
CONSUMER DISCRETIONARY - 14.4%
Automobiles - 3.8%
Tesla, Inc. (a)	344,570	88,926,626
Broadline Retail - 5.6%
Amazon.com, Inc. (a)	910,506	125,658,933
Etsy, Inc. (a)	83,439	6,138,607
		131,797,540
Diversified Consumer Services - 0.2%
Duolingo, Inc. (a)	26,858	3,952,423
H&R Block, Inc.	23,740	949,125
		4,901,548
Hotels, Restaurants & Leisure - 1.8%
Airbnb, Inc. Class A (a)	134,369	17,676,242
Booking Holdings, Inc. (a)	7,935	24,638,413
Starbucks Corp.	1,680	163,699
		42,478,354
Household Durables - 0.1%
NVR, Inc. (a)	563	3,590,437
Specialty Retail - 2.9%
AutoZone, Inc. (a)	577	1,460,577
O'Reilly Automotive, Inc. (a)	8,555	8,039,134
The Home Depot, Inc.	143,686	47,459,486
TJX Companies, Inc.	11,478	1,061,485
Ulta Beauty, Inc. (a)	26,868	11,151,026
		69,171,708
TOTAL CONSUMER DISCRETIONARY		340,866,213
CONSUMER STAPLES - 2.4%
Beverages - 1.3%
PepsiCo, Inc.	36,218	6,443,907
The Coca-Cola Co.	400,156	23,941,333
		30,385,240
Consumer Staples Distribution & Retail - 0.6%
Costco Wholesale Corp.	25,065	13,767,703
Household Products - 0.5%
Kimberly-Clark Corp.	87,463	11,267,858
Personal Care Products - 0.0%
elf Beauty, Inc. (a)	2,801	388,527
TOTAL CONSUMER STAPLES		55,809,328
ENERGY - 1.4%
Oil, Gas & Consumable Fuels - 1.4%
Cheniere Energy, Inc.	98,873	16,136,074
EOG Resources, Inc.	95,271	12,253,756
Texas Pacific Land Corp. (b)	3,201	6,033,085
		34,422,915
FINANCIALS - 5.4%
Capital Markets - 1.2%
Charles Schwab Corp.	203,921	12,061,927
LPL Financial	15,712	3,623,030
NASDAQ, Inc.	235,136	12,339,937
		28,024,894
Financial Services - 4.0%
Apollo Global Management, Inc.	193,813	16,927,627
MasterCard, Inc. Class A	118,928	49,074,450
Visa, Inc. Class A	121,792	29,921,859
		95,923,936
Insurance - 0.2%
Brown & Brown, Inc.	26,961	1,997,810
Kinsale Capital Group, Inc.	4,859	1,936,943
		3,934,753
TOTAL FINANCIALS		127,883,583
HEALTH CARE - 11.3%
Biotechnology - 2.5%
AbbVie, Inc.	140,646	20,669,336
Amgen, Inc.	7,749	1,986,379
Exelixis, Inc. (a)	24,891	557,309
Gilead Sciences, Inc.	150,829	11,535,402
Incyte Corp. (a)	205,886	13,285,824
Sarepta Therapeutics, Inc. (a)	5,644	682,980
Seagen, Inc. (a)	2,022	416,674
United Therapeutics Corp. (a)	46,605	10,456,298
		59,590,202
Health Care Equipment & Supplies - 1.3%
Align Technology, Inc. (a)	22,594	8,362,943
Inspire Medical Systems, Inc. (a)	33,486	7,597,304
Insulet Corp. (a)	15,610	2,992,593
Intuitive Surgical, Inc. (a)	751	234,823
Lantheus Holdings, Inc. (a)	176,060	12,049,546
		31,237,209
Health Care Providers & Services - 3.9%
Elevance Health, Inc.	30,283	13,385,389
HCA Holdings, Inc.	43,233	11,988,511
Humana, Inc.	31,084	14,349,307
UnitedHealth Group, Inc.	108,137	51,535,931
		91,259,138
Life Sciences Tools & Services - 0.2%
Medpace Holdings, Inc. (a)	15,879	4,291,617
Thermo Fisher Scientific, Inc.	2,750	1,532,025
		5,823,642
Pharmaceuticals - 3.4%
Eli Lilly & Co.	104,399	57,857,926
Merck & Co., Inc.	114,166	12,441,811
Pfizer, Inc.	253,230	8,959,277
		79,259,014
TOTAL HEALTH CARE		267,169,205
INDUSTRIALS - 6.3%
Aerospace & Defense - 1.2%
Axon Enterprise, Inc. (a)	67,114	14,289,242
Lockheed Martin Corp.	29,709	13,320,030
		27,609,272
Building Products - 0.1%
Allegion PLC	15,440	1,757,226
Commercial Services & Supplies - 1.1%
Cintas Corp.	31,775	16,020,002
Republic Services, Inc.	75,726	10,914,388
		26,934,390
Construction & Engineering - 0.5%
Valmont Industries, Inc.	47,956	12,156,846
Ground Transportation - 2.2%
CSX Corp.	382,838	11,561,708
Uber Technologies, Inc. (a)	465,431	21,982,306
Union Pacific Corp.	78,996	17,424,148
		50,968,162
Machinery - 1.1%
Caterpillar, Inc.	85,614	24,068,664
Deere & Co.	4,006	1,646,226
Illinois Tool Works, Inc.	5,393	1,333,959
		27,048,849
Passenger Airlines - 0.1%
American Airlines Group, Inc. (a)	151,790	2,235,867
Trading Companies & Distributors - 0.0%
Applied Industrial Technologies, Inc.	1,715	264,745
TOTAL INDUSTRIALS		148,975,357
INFORMATION TECHNOLOGY - 44.5%
Communications Equipment - 0.1%
Extreme Networks, Inc. (a)	51,805	1,422,047
IT Services - 1.7%
Accenture PLC Class A	28,364	9,183,412
Gartner, Inc. (a)	42,477	14,853,357
GoDaddy, Inc. (a)	127,069	9,213,773
MongoDB, Inc. Class A (a)	17,128	6,530,906
		39,781,448
Semiconductors & Semiconductor Equipment - 11.0%
Applied Materials, Inc.	86,829	13,263,998
Broadcom, Inc.	57,925	53,458,403
Enphase Energy, Inc. (a)	78,256	9,901,732
KLA Corp.	38,941	19,543,320
Lattice Semiconductor Corp. (a)	142,025	13,813,352
NVIDIA Corp.	259,248	127,951,850
Qualcomm, Inc.	206,965	23,703,701
		261,636,356
Software - 18.4%
Adobe, Inc. (a)	70,750	39,573,305
Autodesk, Inc. (a)	77,322	17,160,845
Cadence Design Systems, Inc. (a)	77,939	18,739,653
Fortinet, Inc. (a)	120,374	7,247,719
HubSpot, Inc. (a)	28,472	15,560,517
Intuit, Inc.	5,072	2,748,060
Manhattan Associates, Inc. (a)	68,004	13,778,970
Microsoft Corp.	760,875	249,384,390
Palo Alto Networks, Inc. (a)	81,235	19,764,476
Salesforce, Inc. (a)	85,268	18,883,451
ServiceNow, Inc. (a)	458	269,684
Synopsys, Inc. (a)	42,125	19,330,741
Teradata Corp. (a)	239,125	11,064,314
VMware, Inc. Class A (a)	6,872	1,159,856
		434,665,981
Technology Hardware, Storage & Peripherals - 13.3%
Apple, Inc.	1,655,880	311,090,177
Pure Storage, Inc. Class A (a)	126,429	4,626,037
		315,716,214
TOTAL INFORMATION TECHNOLOGY		1,053,222,046
MATERIALS - 0.9%
Chemicals - 0.4%
CF Industries Holdings, Inc.	77,088	5,941,172
Linde PLC	10,896	4,217,188
		10,158,360
Metals & Mining - 0.5%
Nucor Corp.	70,964	12,212,904
TOTAL MATERIALS		22,371,264
REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Public Storage	50,947	14,080,732
Ryman Hospitality Properties, Inc.	7,318	622,250
		14,702,982
TOTAL COMMON STOCKS (Cost $1,467,566,491)		2,365,677,641

Money Market Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (c)	80,122	80,138
Fidelity Securities Lending Cash Central Fund 5.44% (c)(d)	6,142,036	6,142,650
TOTAL MONEY MARKET FUNDS (Cost $6,222,788)		6,222,788

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $1,473,789,279)	2,371,900,429
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(3,455,878)
NET ASSETS - 100.0%	2,368,444,551

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	8	Sep 2023	1,806,400	210	210

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	33,751,495	788,905,048	822,576,405	2,052,081	-	-	80,138	0.0%
Fidelity Securities Lending Cash Central Fund 5.44%	831,850	88,755,290	83,444,490	2,853	-	-	6,142,650	0.0%
Total	34,583,345	877,660,338	906,020,895	2,054,934	-	-	6,222,788

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	300,254,748	300,254,748	-	-
Consumer Discretionary	340,866,213	340,866,213	-	-
Consumer Staples	55,809,328	55,809,328	-	-
Energy	34,422,915	34,422,915	-	-
Financials	127,883,583	127,883,583	-	-
Health Care	267,169,205	267,169,205	-	-
Industrials	148,975,357	148,975,357	-	-
Information Technology	1,053,222,046	1,053,222,046	-	-
Materials	22,371,264	22,371,264	-	-
Real Estate	14,702,982	14,702,982	-	-

Money Market Funds	6,222,788	6,222,788	-	-
Total Investments in Securities:	2,371,900,429	2,371,900,429	-	-
Derivative Instruments:

Assets
Futures Contracts	210	210	-	-
Total Assets	210	210	-	-
Total Derivative Instruments:	210	210	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	210	0
Total Equity Risk	210	0
Total Value of Derivatives	210	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Large Cap Growth Enhanced Index Fund
Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value (including securities loaned of $5,842,725) - See accompanying schedule:
Unaffiliated issuers (cost $1,467,566,491)	$2,365,677,641
Fidelity Central Funds (cost $6,222,788)	6,222,788

Total Investment in Securities (cost $1,473,789,279)		$2,371,900,429
Receivable for investments sold		57,100,454
Receivable for fund shares sold		3,029,404
Dividends receivable		1,834,696
Distributions receivable from Fidelity Central Funds		70,437
Receivable for daily variation margin on futures contracts		210
Other receivables		10,899
Total assets		2,433,946,529
Liabilities
Payable for investments purchased	$33,477,191
Payable for fund shares redeemed	8,205,019
Accrued management fee	829,229
Notes payable to affiliates	16,816,000
Other payables and accrued expenses	31,889
Collateral on securities loaned	6,142,650
Total Liabilities		65,501,978
Net Assets		$2,368,444,551
Net Assets consist of:
Paid in capital		$1,470,381,057
Total accumulated earnings (loss)		898,063,494
Net Assets		$2,368,444,551
Net Asset Value, offering price and redemption price per share ($2,368,444,551 ÷ 80,081,427 shares)		$29.58

Statement of Operations
		Year ended August 31, 2023
Investment Income
Dividends		$20,177,977
Interest		93,311
Income from Fidelity Central Funds (including $2,853 from security lending)		2,054,934
Total Income		22,326,222
Expenses
Management fee	$7,896,319
Independent trustees' fees and expenses	10,270
Interest	41,394
Miscellaneous	35,374
Total expenses before reductions	7,983,357
Expense reductions	(2,918)
Total expenses after reductions		7,980,439
Net Investment income (loss)		14,345,783
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	29,491,248
Redemptions in-kind	14,287,867
Futures contracts	2,639,291
Total net realized gain (loss)		46,418,406
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	358,359,152
Futures contracts	380,401
Total change in net unrealized appreciation (depreciation)		358,739,553
Net gain (loss)		405,157,959
Net increase (decrease) in net assets resulting from operations		$419,503,742
Statement of Changes in Net Assets

	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,345,783	$8,691,799
Net realized gain (loss)	46,418,406	(8,165,601)
Change in net unrealized appreciation (depreciation)	358,739,553	(299,422,252)
Net increase (decrease) in net assets resulting from operations	419,503,742	(298,896,054)
Distributions to shareholders	(10,050,462)	(234,756,175)

Share transactions
Proceeds from sales of shares	1,206,466,982	431,325,162
Reinvestment of distributions	8,894,596	220,826,073
Cost of shares redeemed	(882,002,420)	(277,612,906)

Net increase (decrease) in net assets resulting from share transactions	333,359,158	374,538,329
Total increase (decrease) in net assets	742,812,438	(159,113,900)

Net Assets
Beginning of period	1,625,632,113	1,784,746,013
End of period	$2,368,444,551	$1,625,632,113

Other Information
Shares
Sold	46,876,724	15,823,152
Issued in reinvestment of distributions	388,750	7,278,381
Redeemed	(32,666,545)	(9,733,327)
Net increase (decrease)	14,598,929	13,368,206

Financial Highlights
Fidelity® Large Cap Growth Enhanced Index Fund

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$24.83	$34.25	$27.80	$20.24	$21.58
Income from Investment Operations
Net investment income (loss) A,B	.18	.15	.14	.16	.21
Net realized and unrealized gain (loss)	4.71	(5.05)	7.63	8.08	(.15)
Total from investment operations	4.89	(4.90)	7.77	8.24	.06
Distributions from net investment income	(.14)	(.14)	(.16)	(.18)	(.24) C
Distributions from net realized gain	-	(4.38)	(1.16)	(.51)	(1.16) C
Total distributions	(.14)	(4.52)	(1.32)	(.68) D	(1.40)
Net asset value, end of period	$29.58	$24.83	$34.25	$27.80	$20.24
Total Return E	19.85%	(16.70)%	29.08%	41.73%	1.28%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.39%	.39%	.39%	.39%	.39%
Expenses net of fee waivers, if any	.39%	.39%	.39%	.39%	.39%
Expenses net of all reductions	.39%	.39%	.39%	.39%	.39%
Net investment income (loss)	.71%	.52%	.47%	.74%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$2,368,445	$1,625,632	$1,784,746	$1,417,537	$1,106,497
Portfolio turnover rate H	108% I	101%	84%	69%	85%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Large Cap Value Enhanced Index Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Large Cap Value Enhanced Index Fund	8.30%	7.64%	9.87%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Value Enhanced Index Fund on August 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Fidelity® Large Cap Value Enhanced Index Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 15.94% for the 12 months ending August 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July but snapped a five-month rally in August (-1.59%), held back by softness in manufacturing and jobs. Still, U.S. stocks ended August up 18.73% year to date. For the full 12 months, value (+17%) topped growth (+13%) within the index. By sector, information technology (+35%) led by a wide margin, followed by communication services (+26%). In contrast, the defensive utilities sector (-13%) lagged most, as climbing yields offered investors better returns elsewhere. Real estate returned about -7%, hampered by high borrowing costs and low home inventory.

Comments from Senior Portfolio Manager Maximilian Kaufmann of the Fidelity Systematic Equity Strategies portfolio management team:
For the fiscal year ending August 31, 2023, the fund gained 8.30%, versus 8.59% for the benchmark Russell 1000 Value Index. Relative to the benchmark, security selection was the primary detractor, especially within the industrials sector. The biggest detractor from performance versus the benchmark was stock picking in consumer staples. An underweight in communication services also hampered the fund's result. Also detracting from our result was stock selection in health care. The largest individual relative detractor was an overweight in Hawaiian Electric Industries (-57%). We decreased our position in this stock this period. The second-largest relative detractor was an underweight in Netflix (+90%), another stock in which we decreased our investment this period. An underweight in General Electric (+101%) also hurt. In contrast, the biggest contributor to performance versus the benchmark was stock picking and an overweight in information technology. Picks in communication services also boosted relative performance. Also helping our relative result was an underweight in real estate. The fund's non-benchmark stake in Broadcom gained approximately 87% and was the top individual relative contributor. This period we increased our stake in Broadcom. A non-benchmark stake in Adobe gained 53% and was a second notable relative contributor. This period we increased our investment in Adobe. An underweight in Dominion Energy (-37%) also helped. Dominion Energy was not held at period end. Notable changes in positioning include lower allocations to the utilities and communication services sectors.

Note to shareholders:
In June 2023, the Board of Trustees approved the conversion of Fidelity's Enhanced Index Funds into exchange-traded funds, a move deemed in the best interest of shareholders. Each new ETF and its former corresponding fund will have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Fidelity believes that the conversion will provide multiple benefits for investors of the Funds, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency. The Fund conversions are expected to be conducted in November 2023. For more information, please refer to the Funds' prospectus supplements or visit us online.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Large Cap Value Enhanced Index Fund
Investment Summary August 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Berkshire Hathaway, Inc. Class B	3.9
JPMorgan Chase & Co.	2.6
Exxon Mobil Corp.	2.4
Johnson & Johnson	2.1
Chevron Corp.	1.8
Cisco Systems, Inc.	1.5
Comcast Corp. Class A	1.5
Pfizer, Inc.	1.4
Bank of America Corp.	1.4
Walmart, Inc.	1.4
20.0

Market Sectors (% of Fund's net assets)

Financials	20.6
Health Care	16.0
Industrials	15.0
Information Technology	9.9
Energy	7.9
Consumer Staples	7.5
Consumer Discretionary	6.6
Real Estate	4.8
Materials	4.5
Communication Services	4.1
Utilities	2.6

Asset Allocation (% of Fund's net assets)

Futures - 0.3%

Fidelity® Large Cap Value Enhanced Index Fund
Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.5%
	Shares	Value ($)
COMMUNICATION SERVICES - 4.1%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.	1,641,680	24,280,447
Lumen Technologies, Inc. (a)	465,449	740,064
Verizon Communications, Inc.	308,626	10,795,737
		35,816,248
Entertainment - 1.4%
Activision Blizzard, Inc.	153,264	14,098,755
Electronic Arts, Inc.	299,687	35,956,446
Liberty Media Corp. Liberty Formula One Class A	23,593	1,430,915
Liberty Media Corp. Liberty Live Class A	28,594	952,466
Netflix, Inc. (b)	13,462	5,838,200
Playtika Holding Corp. (b)	26,164	255,361
Spotify Technology SA (b)	26,585	4,093,292
The Walt Disney Co. (b)	200,311	16,762,024
		79,387,459
Interactive Media & Services - 0.4%
Alphabet, Inc.:
Class A (b)	2,241	305,157
Class C (b)	145,770	20,021,510
		20,326,667
Media - 1.6%
Comcast Corp. Class A	1,726,638	80,737,593
Liberty Media Corp. Liberty SiriusXM	347,223	8,486,130
Liberty Media Corp. Liberty SiriusXM Class A	47,081	1,131,356
TEGNA, Inc.	31,996	528,894
		90,883,973
TOTAL COMMUNICATION SERVICES		226,414,347
CONSUMER DISCRETIONARY - 6.6%
Automobiles - 1.0%
Ford Motor Co.	3,206,252	38,891,837
General Motors Co.	439,809	14,738,000
		53,629,837
Broadline Retail - 0.9%
Amazon.com, Inc. (b)	112,009	15,458,362
eBay, Inc.	616,453	27,604,765
Macy's, Inc. (a)	632,711	7,738,056
		50,801,183
Distributors - 0.7%
Genuine Parts Co.	212,313	32,638,877
LKQ Corp.	78,451	4,121,031
		36,759,908
Diversified Consumer Services - 0.0%
ADT, Inc.	133,845	859,285
H&R Block, Inc.	23,740	949,125
		1,808,410
Hotels, Restaurants & Leisure - 1.6%
Airbnb, Inc. Class A (b)	120,387	15,836,910
Caesars Entertainment, Inc. (b)	46,492	2,569,148
Draftkings Holdings, Inc. (b)	62,600	1,856,090
Expedia, Inc. (b)	9,648	1,045,747
Hilton Grand Vacations, Inc. (b)	45,120	1,972,646
International Game Technology PLC	25,136	804,855
Marriott Vacations Worldwide Corp.	19,842	2,156,627
McDonald's Corp.	165,512	46,533,699
MGM Resorts International	288,609	12,693,024
Wendy's Co.	93,249	1,845,398
Wynn Resorts Ltd.	20,039	2,031,554
		89,345,698
Household Durables - 1.4%
D.R. Horton, Inc.	109,627	13,047,806
Lennar Corp. Class A	53,092	6,322,726
NVR, Inc. (b)	1,313	8,373,434
Toll Brothers, Inc.	327,651	26,844,446
TopBuild Corp. (b)	69,546	20,173,904
		74,762,316
Leisure Products - 0.1%
Peloton Interactive, Inc. Class A (a)(b)	454,655	2,900,699
Polaris, Inc.	7,624	854,574
		3,755,273
Specialty Retail - 0.9%
AutoNation, Inc. (b)	68,762	10,801,823
AutoZone, Inc. (b)	4,125	10,441,736
Murphy U.S.A., Inc.	10,863	3,450,523
Petco Health & Wellness Co., Inc. (b)	104,363	531,208
The Home Depot, Inc.	36,558	12,075,107
TJX Companies, Inc.	101,556	9,391,899
Ulta Beauty, Inc. (b)	5,399	2,240,747
Victoria's Secret & Co. (b)	55,778	1,069,822
		50,002,865
Textiles, Apparel & Luxury Goods - 0.0%
Crocs, Inc. (b)	27,358	2,663,028
TOTAL CONSUMER DISCRETIONARY		363,528,518
CONSUMER STAPLES - 7.5%
Beverages - 1.2%
Coca-Cola Bottling Co. Consolidated	706	493,423
Keurig Dr. Pepper, Inc.	133,625	4,496,481
Molson Coors Beverage Co. Class B	47,330	3,004,982
PepsiCo, Inc.	13,753	2,446,934
The Coca-Cola Co.	960,473	57,465,100
		67,906,920
Consumer Staples Distribution & Retail - 1.6%
Casey's General Stores, Inc.	22,877	5,591,368
Grocery Outlet Holding Corp. (b)	16,651	513,683
Kroger Co.	135,227	6,273,181
Walmart, Inc.	482,312	78,428,754
		90,806,986
Food Products - 2.3%
Archer Daniels Midland Co.	390,057	30,931,520
Cal-Maine Foods, Inc.	32,196	1,538,647
Flowers Foods, Inc.	41,416	975,761
Lamb Weston Holdings, Inc.	22,127	2,155,391
Mondelez International, Inc.	761,652	54,275,322
Post Holdings, Inc. (b)	29,146	2,614,688
The J.M. Smucker Co.	781	113,206
The Kraft Heinz Co.	1,033,358	34,193,816
		126,798,351
Household Products - 1.7%
Colgate-Palmolive Co.	78,681	5,780,693
Kimberly-Clark Corp.	109,273	14,077,641
Procter & Gamble Co.	473,192	73,032,453
		92,890,787
Tobacco - 0.7%
Philip Morris International, Inc.	409,460	39,332,728
TOTAL CONSUMER STAPLES		417,735,772
ENERGY - 7.9%
Energy Equipment & Services - 0.7%
Baker Hughes Co. Class A	339,155	12,274,019
Schlumberger Ltd.	413,236	24,364,395
Weatherford International PLC (b)	59,646	5,279,864
		41,918,278
Oil, Gas & Consumable Fuels - 7.2%
Chevron Corp.	616,913	99,384,684
Civitas Resources, Inc.	34,336	2,823,106
ConocoPhillips Co.	423,838	50,449,437
Devon Energy Corp.	201,627	10,301,123
Diamondback Energy, Inc.	47,620	7,227,764
EOG Resources, Inc.	272,717	35,076,861
Exxon Mobil Corp.	1,175,777	130,734,645
Marathon Oil Corp.	400,746	10,559,657
Marathon Petroleum Corp.	89,977	12,846,016
Murphy Oil Corp.	215,650	9,790,510
ONEOK, Inc.	8,757	570,956
Phillips 66 Co.	144,735	16,522,948
Pioneer Natural Resources Co.	18,567	4,417,646
Texas Pacific Land Corp.	500	942,375
Valero Energy Corp.	38,856	5,047,394
Vitesse Energy, Inc. (a)	32,656	758,925
		397,454,047
TOTAL ENERGY		439,372,325
FINANCIALS - 20.6%
Banks - 6.1%
Bank of America Corp.	2,752,231	78,906,463
Citigroup, Inc.	504,394	20,826,428
Citizens Financial Group, Inc.	34,882	981,231
Columbia Banking Systems, Inc.	343,171	7,028,142
East West Bancorp, Inc.	216,062	11,956,871
Eastern Bankshares, Inc.	146,664	1,974,097
Fifth Third Bancorp	296,290	7,866,500
JPMorgan Chase & Co.	971,847	142,210,372
KeyCorp	442,085	5,008,823
Signature Bank	47,175	2,595
U.S. Bancorp	293,066	10,705,701
Wells Fargo & Co.	1,255,662	51,846,284
		339,313,507
Capital Markets - 4.7%
Affiliated Managers Group, Inc.	5,794	776,454
Bank of New York Mellon Corp.	818,593	36,730,268
BlackRock, Inc. Class A	1,830	1,281,988
Cboe Global Markets, Inc.	48,659	7,284,739
Charles Schwab Corp.	746,329	44,145,360
CME Group, Inc.	140,199	28,415,533
Federated Hermes, Inc.	370,356	12,873,575
Goldman Sachs Group, Inc.	127,118	41,657,840
Intercontinental Exchange, Inc.	51,893	6,122,855
Morgan Stanley	139,053	11,840,363
NASDAQ, Inc.	655,725	34,412,448
Robinhood Markets, Inc. (b)	394,757	4,298,904
S&P Global, Inc.	47,908	18,725,321
SEI Investments Co.	9,610	596,397
State Street Corp.	4,640	318,954
Stifel Financial Corp.	160,577	10,440,717
Virtu Financial, Inc. Class A	34,634	649,041
		260,570,757
Consumer Finance - 0.6%
Discover Financial Services	88,354	7,958,045
Synchrony Financial	814,040	26,277,211
		34,235,256
Financial Services - 5.7%
Berkshire Hathaway, Inc. Class B (b)	600,480	216,292,888
Corebridge Financial, Inc.	80,156	1,429,181
Essent Group Ltd.	58,007	2,913,112
Fidelity National Information Services, Inc.	660,302	36,884,470
MasterCard, Inc. Class A	43,101	17,785,197
MGIC Investment Corp.	689,998	12,130,165
PayPal Holdings, Inc. (b)	395,546	24,725,580
The Western Union Co.	32,407	400,226
		312,560,819
Insurance - 3.5%
American Financial Group, Inc.	19,942	2,311,677
American International Group, Inc.	241,581	14,137,320
Axis Capital Holdings Ltd.	36,410	1,997,453
Brown & Brown, Inc.	395,013	29,270,463
Chubb Ltd.	102,854	20,660,283
Cincinnati Financial Corp.	33,963	3,592,946
F&G Annuities & Life, Inc. (a)	22,751	644,081
Globe Life, Inc.	41,019	4,576,490
Hartford Financial Services Group, Inc.	236,523	16,987,082
Loews Corp.	193,897	12,039,065
MetLife, Inc.	468,336	29,664,402
Prudential Financial, Inc.	167,150	15,824,091
Reinsurance Group of America, Inc.	50,831	7,046,193
The Travelers Companies, Inc.	93,709	15,108,702
Unum Group	257,884	12,685,314
W.R. Berkley Corp.	120,460	7,451,656
		193,997,218
TOTAL FINANCIALS		1,140,677,557
HEALTH CARE - 16.0%
Biotechnology - 2.4%
Alkermes PLC (b)	56,027	1,635,428
Amgen, Inc.	51,407	13,177,670
Biogen, Inc. (b)	48,610	12,996,370
Exelixis, Inc. (b)	567,210	12,699,832
Gilead Sciences, Inc.	701,604	53,658,674
Incyte Corp. (b)	295,839	19,090,491
PTC Therapeutics, Inc. (b)	134,767	5,323,297
United Therapeutics Corp. (b)	40,267	9,034,304
Vir Biotechnology, Inc. (b)	207,130	2,622,266
		130,238,332
Health Care Equipment & Supplies - 3.4%
Abbott Laboratories	539,867	55,552,314
Align Technology, Inc. (b)	8,696	3,218,737
Becton, Dickinson & Co.	90,389	25,259,206
Boston Scientific Corp. (b)	409,817	22,105,529
GE Healthcare Holding LLC	73,743	5,195,194
Integra LifeSciences Holdings Corp. (b)	163,200	6,942,528
Lantheus Holdings, Inc. (b)	47,055	3,220,444
Medtronic PLC	317,744	25,896,136
The Cooper Companies, Inc.	10,163	3,760,208
Zimmer Biomet Holdings, Inc.	295,663	35,219,377
		186,369,673
Health Care Providers & Services - 3.4%
Centene Corp. (b)	385,920	23,791,968
Cigna Group	94,724	26,168,452
CVS Health Corp.	590,171	38,461,444
Elevance Health, Inc.	69,973	30,928,766
Humana, Inc.	53,480	24,687,972
McKesson Corp.	43,167	17,798,617
UnitedHealth Group, Inc.	52,192	24,873,663
		186,710,882
Health Care Technology - 0.0%
Teladoc Health, Inc. (b)	63,395	1,435,263
Life Sciences Tools & Services - 1.4%
Bio-Rad Laboratories, Inc. Class A (b)	53,114	21,256,223
Danaher Corp.	96,706	25,627,090
Syneos Health, Inc. (b)	695,527	29,719,869
		76,603,182
Pharmaceuticals - 5.4%
Bristol-Myers Squibb Co.	379,210	23,378,297
Elanco Animal Health, Inc. (b)	267,414	3,262,451
Johnson & Johnson	723,567	116,986,313
Merck & Co., Inc.	596,818	65,041,226
Organon & Co.	256,292	5,628,172
Pfizer, Inc.	2,261,301	80,004,829
Royalty Pharma PLC	76,111	2,269,630
Viatris, Inc.	417,673	4,489,985
		301,060,903
TOTAL HEALTH CARE		882,418,235
INDUSTRIALS - 15.0%
Aerospace & Defense - 2.8%
General Dynamics Corp.	60,691	13,755,008
Hexcel Corp.	5,647	413,925
L3Harris Technologies, Inc.	128,833	22,943,869
Lockheed Martin Corp.	39,734	17,814,739
Moog, Inc. Class A	78,131	9,075,697
Northrop Grumman Corp.	17,863	7,736,287
Parsons Corp. (b)	245,565	14,002,116
RTX Corp.	221,994	19,100,364
Textron, Inc.	437,907	34,029,753
The Boeing Co. (b)	49,013	10,980,382
Woodward, Inc.	30,739	3,976,704
		153,828,844
Air Freight & Logistics - 0.6%
FedEx Corp.	130,367	34,028,394
Building Products - 1.0%
A.O. Smith Corp.	8,653	627,343
Allegion PLC	70,694	8,045,684
Johnson Controls International PLC	636,181	37,572,850
Owens Corning	2,887	415,468
Simpson Manufacturing Co. Ltd.	460	73,490
Trane Technologies PLC	41,613	8,541,484
		55,276,319
Commercial Services & Supplies - 1.2%
Cintas Corp.	59,835	30,167,012
Republic Services, Inc.	252,630	36,411,562
Tetra Tech, Inc.	6,078	956,373
		67,534,947
Construction & Engineering - 0.4%
Arcosa, Inc.	51,498	4,028,174
EMCOR Group, Inc.	32,191	7,218,832
Valmont Industries, Inc.	44,265	11,221,178
		22,468,184
Electrical Equipment - 2.0%
Acuity Brands, Inc.	16,094	2,595,640
AMETEK, Inc.	152,050	24,253,496
Atkore, Inc. (b)	7,610	1,171,712
Eaton Corp. PLC	91,891	21,168,930
Emerson Electric Co.	470,150	46,192,238
EnerSys	33,110	3,475,888
nVent Electric PLC	235,806	13,332,471
		112,190,375
Ground Transportation - 1.6%
CSX Corp.	996,857	30,105,081
Norfolk Southern Corp.	46,408	9,514,104
RXO, Inc.	25,603	462,902
Uber Technologies, Inc. (b)	80,961	3,823,788
Union Pacific Corp.	200,985	44,331,261
		88,237,136
Industrial Conglomerates - 1.4%
3M Co.	423,642	45,189,892
General Electric Co.	220,167	25,200,315
Honeywell International, Inc.	37,580	7,062,785
		77,452,992
Machinery - 2.7%
AGCO Corp.	209,240	27,102,857
Allison Transmission Holdings, Inc.	206,995	12,512,848
Caterpillar, Inc.	82,247	23,122,099
CNH Industrial NV	656,219	9,042,698
Cummins, Inc.	40,963	9,423,129
Deere & Co.	42,798	17,587,410
Fortive Corp.	167,955	13,243,252
Gates Industrial Corp. PLC (b)	135,217	1,660,465
Oshkosh Corp.	167,579	17,399,728
PACCAR, Inc.	192,818	15,866,993
SPX Technologies, Inc. (b)	23,041	1,820,700
Westinghouse Air Brake Tech Co.	15,306	1,722,231
		150,504,410
Marine Transportation - 0.0%
Kirby Corp. (b)	11,108	920,076
Passenger Airlines - 0.7%
American Airlines Group, Inc. (b)	635,848	9,366,041
United Airlines Holdings, Inc. (b)	575,425	28,661,919
		38,027,960
Professional Services - 0.3%
Korn Ferry	50,426	2,570,717
Leidos Holdings, Inc.	137,129	13,371,449
		15,942,166
Trading Companies & Distributors - 0.3%
Applied Industrial Technologies, Inc.	4,451	687,101
Beacon Roofing Supply, Inc. (b)	101,837	8,131,684
Boise Cascade Co.	13,770	1,506,025
Core & Main, Inc. (b)	33,685	1,106,215
MSC Industrial Direct Co., Inc. Class A (a)	22,128	2,258,384
		13,689,409
TOTAL INDUSTRIALS		830,101,212
INFORMATION TECHNOLOGY - 9.9%
Communications Equipment - 1.7%
Cisco Systems, Inc.	1,422,216	81,564,088
Juniper Networks, Inc.	397,108	11,563,785
		93,127,873
Electronic Equipment, Instruments & Components - 0.3%
Avnet, Inc.	19,865	1,008,149
Belden, Inc.	47,921	4,499,782
Coherent Corp. (b)	68,048	2,560,646
Keysight Technologies, Inc. (b)	51,615	6,880,280
Vontier Corp.	128,232	4,027,767
		18,976,624
IT Services - 1.5%
Akamai Technologies, Inc. (b)	8,778	922,480
Amdocs Ltd.	90,858	8,104,534
Gartner, Inc. (b)	30,382	10,623,978
GoDaddy, Inc. (b)	149,805	10,862,361
IBM Corp.	48,545	7,127,862
Kyndryl Holdings, Inc. (b)	76,197	1,286,205
Twilio, Inc. Class A (b)	322,274	20,532,077
Wix.com Ltd. (b)	233,938	23,106,056
		82,565,553
Semiconductors & Semiconductor Equipment - 3.6%
Advanced Micro Devices, Inc. (b)	293,882	31,069,205
Broadcom, Inc.	28,458	26,263,604
Cirrus Logic, Inc. (b)	34,372	2,819,879
Intel Corp.	2,016,194	70,849,057
NVIDIA Corp.	7,504	3,703,599
NXP Semiconductors NV	4,284	881,304
Qorvo, Inc. (b)	288,458	30,977,505
Qualcomm, Inc.	258,637	29,621,696
		196,185,849
Software - 2.4%
Adobe, Inc. (b)	20,413	11,417,807
Blackbaud, Inc. (b)	2,955	224,905
Box, Inc. Class A (b)	100,968	2,673,633
DocuSign, Inc. (b)	56,767	2,855,380
Dropbox, Inc. Class A (b)	468,621	13,022,978
NCR Corp. (b)	13,867	426,549
Oracle Corp.	5,998	722,099
Salesforce, Inc. (b)	197,919	43,831,142
SolarWinds, Inc. (b)	82,880	882,672
Synopsys, Inc. (b)	35,090	16,102,450
Teradata Corp. (b)	541,936	25,075,379
Unity Software, Inc. (b)	48,853	1,810,981
Workday, Inc. Class A (b)	18,735	4,580,708
Zoom Video Communications, Inc. Class A (b)	139,842	9,932,977
		133,559,660
Technology Hardware, Storage & Peripherals - 0.4%
NetApp, Inc.	240,940	18,480,098
Pure Storage, Inc. Class A (b)	117,993	4,317,364
		22,797,462
TOTAL INFORMATION TECHNOLOGY		547,213,021
MATERIALS - 4.5%
Chemicals - 2.1%
Air Products & Chemicals, Inc.	59,265	17,512,215
Avient Corp.	24,154	968,817
CF Industries Holdings, Inc.	131,420	10,128,539
Corteva, Inc.	307,574	15,535,563
Eastman Chemical Co.	214,920	18,270,349
Ecolab, Inc.	69,725	12,816,152
Ginkgo Bioworks Holdings, Inc. Class A (a)(b)	758,826	1,775,653
Linde PLC	72,884	28,209,023
PPG Industries, Inc.	35,663	5,055,587
Sherwin-Williams Co.	22,947	6,235,159
The Chemours Co. LLC	53,733	1,827,997
		118,335,054
Construction Materials - 0.7%
Eagle Materials, Inc.	24,985	4,730,160
Martin Marietta Materials, Inc.	25,052	11,183,463
Vulcan Materials Co.	89,920	19,625,040
		35,538,663
Containers & Packaging - 0.7%
Graphic Packaging Holding Co.	133,310	2,964,814
Sealed Air Corp.	199,207	7,382,611
WestRock Co.	798,830	26,129,729
		36,477,154
Metals & Mining - 1.0%
Commercial Metals Co.	59,344	3,340,474
Newmont Corp.	108,296	4,269,028
Nucor Corp.	247,159	42,536,064
Steel Dynamics, Inc.	36,859	3,928,801
Worthington Industries, Inc.	31,758	2,390,425
		56,464,792
TOTAL MATERIALS		246,815,663
REAL ESTATE - 4.8%
Equity Real Estate Investment Trusts (REITs) - 4.5%
American Homes 4 Rent Class A	366,710	13,216,228
American Tower Corp.	82,683	14,992,082
Apartment Income (REIT) Corp.	225,095	7,666,736
AvalonBay Communities, Inc.	15,815	2,907,113
Crown Castle International Corp.	317,043	31,862,822
EastGroup Properties, Inc.	2,650	476,020
EPR Properties	34,114	1,527,625
Equity Residential (SBI)	85,917	5,569,999
Extra Space Storage, Inc.	5,217	671,324
Federal Realty Investment Trust (SBI)	67,214	6,582,939
Gaming & Leisure Properties	63,028	2,987,527
Healthpeak Properties, Inc.	266,978	5,494,407
Highwoods Properties, Inc. (SBI)	308,491	7,351,341
Invitation Homes, Inc.	975,778	33,264,272
Kilroy Realty Corp.	29,803	1,101,221
Mid-America Apartment Communities, Inc.	75,408	10,951,504
NNN (REIT), Inc.	237,692	9,362,688
Park Hotels & Resorts, Inc.	559,577	7,179,373
Prologis (REIT), Inc.	33,866	4,206,157
Public Storage	92,132	25,463,442
Rexford Industrial Realty, Inc.	91,945	4,916,299
SBA Communications Corp. Class A	61,481	13,804,329
Simon Property Group, Inc.	130,973	14,864,126
Spirit Realty Capital, Inc.	84,672	3,269,186
Terreno Realty Corp.	145,502	8,859,617
UDR, Inc.	112,288	4,480,291
VICI Properties, Inc.	132,636	4,090,494
Weyerhaeuser Co.	79,005	2,587,414
		249,706,576
Real Estate Management & Development - 0.3%
Zillow Group, Inc.:
Class A (b)	73,238	3,729,279
Class C (b)	218,106	11,376,409
		15,105,688
TOTAL REAL ESTATE		264,812,264
UTILITIES - 2.6%
Electric Utilities - 1.5%
Allete, Inc.	54,586	2,996,771
Duke Energy Corp.	124,245	11,032,956
Entergy Corp.	29,107	2,772,442
Evergy, Inc.	22,115	1,215,662
Hawaiian Electric Industries, Inc.	42,785	599,846
NextEra Energy, Inc.	580,504	38,777,667
OGE Energy Corp.	104,576	3,560,813
Pinnacle West Capital Corp.	14,337	1,107,820
Xcel Energy, Inc.	391,431	22,362,453
		84,426,430
Gas Utilities - 0.2%
National Fuel Gas Co.	75,023	4,031,736
UGI Corp.	118,269	2,978,013
		7,009,749
Independent Power and Renewable Electricity Producers - 0.2%
Brookfield Renewable Corp.	53,386	1,492,139
Clearway Energy, Inc.:
Class A	46,164	1,082,084
Class C	152,172	3,769,300
Vistra Corp.	192,513	6,048,758
		12,392,281
Multi-Utilities - 0.7%
Black Hills Corp.	67,890	3,733,950
Consolidated Edison, Inc.	98,222	8,737,829
NiSource, Inc.	425,254	11,379,797
Public Service Enterprise Group, Inc.	235,570	14,388,616
		38,240,192
TOTAL UTILITIES		142,068,652
TOTAL COMMON STOCKS (Cost $4,777,819,942)		5,501,157,566

Money Market Funds - 3.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (c)	155,185,077	155,216,114
Fidelity Securities Lending Cash Central Fund 5.44% (c)(d)	13,095,079	13,096,389
TOTAL MONEY MARKET FUNDS (Cost $168,312,503)		168,312,503

TOTAL INVESTMENT IN SECURITIES - 102.5% (Cost $4,946,132,445)	5,669,470,069
NET OTHER ASSETS (LIABILITIES) - (2.5)%	(137,705,741)
NET ASSETS - 100.0%	5,531,764,328

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	65	Sep 2023	14,677,000	540,701	540,701

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	8,770,543	839,840,159	693,394,588	1,677,853	-	-	155,216,114	0.4%
Fidelity Securities Lending Cash Central Fund 5.44%	51,168,351	615,567,234	653,639,196	193,813	-	-	13,096,389	0.0%
Total	59,938,894	1,455,407,393	1,347,033,784	1,871,666	-	-	168,312,503

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	226,414,347	226,414,347	-	-
Consumer Discretionary	363,528,518	363,528,518	-	-
Consumer Staples	417,735,772	417,735,772	-	-
Energy	439,372,325	439,372,325	-	-
Financials	1,140,677,557	1,140,677,557	-	-
Health Care	882,418,235	882,418,235	-	-
Industrials	830,101,212	830,101,212	-	-
Information Technology	547,213,021	547,213,021	-	-
Materials	246,815,663	246,815,663	-	-
Real Estate	264,812,264	264,812,264	-	-
Utilities	142,068,652	142,068,652	-	-

Money Market Funds	168,312,503	168,312,503	-	-
Total Investments in Securities:	5,669,470,069	5,669,470,069	-	-
Derivative Instruments:

Assets
Futures Contracts	540,701	540,701	-	-
Total Assets	540,701	540,701	-	-
Total Derivative Instruments:	540,701	540,701	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	540,701	0
Total Equity Risk	540,701	0
Total Value of Derivatives	540,701	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Large Cap Value Enhanced Index Fund
Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value (including securities loaned of $12,549,124) - See accompanying schedule:
Unaffiliated issuers (cost $4,777,819,942)	$5,501,157,566
Fidelity Central Funds (cost $168,312,503)	168,312,503

Total Investment in Securities (cost $4,946,132,445)		$5,669,470,069
Segregated cash with brokers for derivative instruments		7,705,600
Receivable for investments sold		163,221,367
Receivable for fund shares sold		2,261,245
Dividends receivable		12,520,764
Distributions receivable from Fidelity Central Funds		177,877
Receivable for daily variation margin on futures contracts		63,335
Other receivables		67,580
Total assets		5,855,487,837
Liabilities
Payable for investments purchased	$170,401,828
Payable for fund shares redeemed	138,424,457
Accrued management fee	1,803,836
Collateral on securities loaned	13,093,388
Total Liabilities		323,723,509
Net Assets		$5,531,764,328
Net Assets consist of:
Paid in capital		$4,690,660,336
Total accumulated earnings (loss)		841,103,992
Net Assets		$5,531,764,328
Net Asset Value, offering price and redemption price per share ($5,531,764,328 ÷ 367,307,367 shares)		$15.06

Statement of Operations
		Year ended August 31, 2023
Investment Income
Dividends		$123,931,441
Interest		78,834
Income from Fidelity Central Funds (including $193,813 from security lending)		1,871,666
Total Income		125,881,941
Expenses
Management fee	$21,604,951
Independent trustees' fees and expenses	30,662
Interest	29,724
Total expenses before reductions	21,665,337
Expense reductions	(1,773)
Total expenses after reductions		21,663,564
Net Investment income (loss)		104,218,377
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	87,781,805
Redemptions in-kind	117,706,408
Futures contracts	3,530,011
Total net realized gain (loss)		209,018,224
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	129,900,340
Futures contracts	513,598
Total change in net unrealized appreciation (depreciation)		130,413,938
Net gain (loss)		339,432,162
Net increase (decrease) in net assets resulting from operations		$443,650,539
Statement of Changes in Net Assets

	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$104,218,377	$109,310,484
Net realized gain (loss)	209,018,224	269,166,406
Change in net unrealized appreciation (depreciation)	130,413,938	(702,930,899)
Net increase (decrease) in net assets resulting from operations	443,650,539	(324,454,009)
Distributions to shareholders	(257,200,574)	(697,082,541)

Share transactions
Proceeds from sales of shares	817,757,697	1,055,115,905
Reinvestment of distributions	243,302,994	669,849,842
Cost of shares redeemed	(1,407,138,550)	(1,199,545,360)

Net increase (decrease) in net assets resulting from share transactions	(346,077,859)	525,420,387
Total increase (decrease) in net assets	(159,627,894)	(496,116,163)

Net Assets
Beginning of period	5,691,392,222	6,187,508,385
End of period	$5,531,764,328	$5,691,392,222

Other Information
Shares
Sold	56,058,366	67,688,693
Issued in reinvestment of distributions	16,907,783	42,939,093
Redeemed	(96,852,853)	(77,436,714)
Net increase (decrease)	(23,886,704)	33,191,072

Financial Highlights
Fidelity® Large Cap Value Enhanced Index Fund

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$14.55	$17.28	$12.63	$12.81	$13.81
Income from Investment Operations
Net investment income (loss) A,B	.27	.28	.25	.28	.30
Net realized and unrealized gain (loss)	.91	(1.04)	4.63	- C	(.46)
Total from investment operations	1.18	(.76)	4.88	.28	(.16)
Distributions from net investment income	(.22)	(.33) D	(.23)	(.29)	(.31)
Distributions from net realized gain	(.45)	(1.64) D	-	(.17)	(.54)
Total distributions	(.67)	(1.97)	(.23)	(.46)	(.84) E
Net asset value, end of period	$15.06	$14.55	$17.28	$12.63	$12.81
Total Return F	8.30%	(5.18)%	39.12%	1.95%	(.77)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.39%	.39%	.39%	.39%	.39%
Expenses net of fee waivers, if any	.39%	.39%	.39%	.39%	.39%
Expenses net of all reductions	.39%	.39%	.39%	.39%	.39%
Net investment income (loss)	1.88%	1.76%	1.65%	2.21%	2.37%
Supplemental Data
Net assets, end of period (000 omitted)	$5,531,764	$5,691,392	$6,187,508	$3,887,139	$3,757,353
Portfolio turnover rate I	88% J	112%	75%	81%	94%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

ETotal distributions per share do not sum due to rounding.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Large Cap Core Enhanced Index Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Large Cap Core Enhanced Index Fund	15.01%	11.07%	12.62%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Core Enhanced Index Fund on August 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Fidelity® Large Cap Core Enhanced Index Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 15.94% for the 12 months ending August 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July but snapped a five-month rally in August (-1.59%), held back by softness in manufacturing and jobs. Still, U.S. stocks ended August up 18.73% year to date. For the full 12 months, value (+17%) topped growth (+13%) within the index. By sector, information technology (+35%) led by a wide margin, followed by communication services (+26%). In contrast, the defensive utilities sector (-13%) lagged most, as climbing yields offered investors better returns elsewhere. Real estate returned about -7%, hampered by high borrowing costs and low home inventory.

Comments from Senior Portfolio Manager Maximilian Kaufmann of the Fidelity Systematic Equity Strategies portfolio management team:
For the fiscal year ending August 31, 2023, the fund gained 15.01%, versus 15.94% for the benchmark S&P 500® index. Relative to the benchmark, security selection was the primary detractor, especially within the health care sector. The biggest detractor from performance versus the benchmark was stock picking in industrials. Also hurting our result was stock selection in consumer discretionary and materials. The biggest individual relative detractor was an underweight in Nvidia (+227%). Owing to the stock's large allocation in the benchmark, Nvidia was one of the fund's largest holdings on August 31. The second-largest relative detractor was our non-benchmark stake in Hawaiian Electric Industries (-57%), a stock we no longer held at period end. An overweight in CVS Health (-31%) also detracted. In contrast, the biggest contributor to performance versus the benchmark was security selection in communication services. An underweight in utilities also boosted relative performance. Also lifting the fund's relative result were picks and an underweight in information technology. The top individual relative contributor was an overweight in Broadcom (+90%). A second notable relative contributor was an overweight in Meta Platforms (+79%). Meta Platforms was among our biggest holdings. Another notable relative contributor was our stake in Palo Alto Networks (+30%). This period we increased our stake in Palo Alto Networks. Notable changes in positioning include lower allocations to the utilities and consumer staples sectors.

Note to shareholders:
In June 2023, the Board of Trustees approved the conversion of Fidelity's Enhanced Index Funds into exchange-traded funds, a move deemed in the best interest of shareholders. Each new ETF and its former corresponding fund will have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Fidelity believes that the conversion will provide multiple benefits for investors of the Funds, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency. The Fund conversions are expected to be conducted in November 2023. For more information, please refer to the Funds' prospectus supplements or visit us online.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Large Cap Core Enhanced Index Fund
Investment Summary August 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	7.5
Microsoft Corp.	6.1
NVIDIA Corp.	3.3
Amazon.com, Inc.	2.8
Alphabet, Inc. Class C	2.4
Tesla, Inc.	2.4
Berkshire Hathaway, Inc. Class B	2.2
Alphabet, Inc. Class A	2.1
Meta Platforms, Inc. Class A	1.9
UnitedHealth Group, Inc.	1.7
32.4

Market Sectors (% of Fund's net assets)

Information Technology	28.1
Health Care	14.1
Financials	12.4
Consumer Discretionary	11.2
Industrials	10.1
Communication Services	9.3
Consumer Staples	5.2
Energy	4.2
Materials	1.8
Real Estate	1.7
Utilities	0.2

Asset Allocation (% of Fund's net assets)

Futures - 1.3%

Fidelity® Large Cap Core Enhanced Index Fund
Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Common Stocks - 98.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 9.3%
Diversified Telecommunication Services - 0.1%
AT&T, Inc.	178,286	2,636,850
Entertainment - 1.4%
Activision Blizzard, Inc.	12,777	1,175,356
Electronic Arts, Inc.	96,692	11,601,106
Netflix, Inc. (a)	33,754	14,638,435
Spotify Technology SA (a)	11,500	1,770,655
		29,185,552
Interactive Media & Services - 6.4%
Alphabet, Inc.:
Class A (a)	318,804	43,411,541
Class C (a)	355,679	48,852,511
Meta Platforms, Inc. Class A (a)	128,009	37,876,583
		130,140,635
Media - 1.4%
Charter Communications, Inc. Class A (a)	15,513	6,796,556
Comcast Corp. Class A	451,482	21,111,298
TEGNA, Inc.	68,607	1,134,074
		29,041,928
TOTAL COMMUNICATION SERVICES		191,004,965
CONSUMER DISCRETIONARY - 11.2%
Automobiles - 3.2%
Ford Motor Co.	1,044,739	12,672,684
General Motors Co.	147,345	4,937,531
Tesla, Inc. (a)	186,294	48,078,756
		65,688,971
Broadline Retail - 2.9%
Amazon.com, Inc. (a)	418,109	57,703,223
Etsy, Inc. (a)	27,194	2,000,663
		59,703,886
Distributors - 0.1%
Genuine Parts Co.	12,202	1,875,813
Diversified Consumer Services - 0.0%
H&R Block, Inc.	23,740	949,125
Hotels, Restaurants & Leisure - 1.7%
Airbnb, Inc. Class A (a)	71,194	9,365,571
Booking Holdings, Inc. (a)	1,993	6,188,325
Chipotle Mexican Grill, Inc. (a)	1,208	2,327,381
McDonald's Corp.	43,010	12,092,262
Starbucks Corp.	44,230	4,309,771
		34,283,310
Household Durables - 0.8%
D.R. Horton, Inc.	3,323	395,503
NVR, Inc. (a)	800	5,101,864
Toll Brothers, Inc.	16,619	1,361,595
TopBuild Corp. (a)	29,534	8,567,223
		15,426,185
Specialty Retail - 2.4%
Murphy U.S.A., Inc.	4,684	1,487,826
O'Reilly Automotive, Inc. (a)	6,026	5,662,632
The Home Depot, Inc.	84,723	27,984,007
TJX Companies, Inc.	50,780	4,696,134
Ulta Beauty, Inc. (a)	21,422	8,890,773
		48,721,372
Textiles, Apparel & Luxury Goods - 0.1%
Crocs, Inc. (a)	25,792	2,510,593
TOTAL CONSUMER DISCRETIONARY		229,159,255
CONSUMER STAPLES - 5.2%
Beverages - 1.3%
PepsiCo, Inc.	24,577	4,372,740
The Coca-Cola Co.	381,541	22,827,598
		27,200,338
Consumer Staples Distribution & Retail - 1.0%
Costco Wholesale Corp.	7,577	4,161,895
Walmart, Inc.	99,913	16,246,853
		20,408,748
Food Products - 1.5%
Archer Daniels Midland Co.	44,946	3,564,218
Mondelez International, Inc.	216,618	15,436,199
The Kraft Heinz Co.	340,521	11,267,840
		30,268,257
Household Products - 1.4%
Colgate-Palmolive Co.	97,903	7,192,933
Kimberly-Clark Corp.	65,252	8,406,415
Procter & Gamble Co.	86,473	13,346,243
		28,945,591
TOTAL CONSUMER STAPLES		106,822,934
ENERGY - 4.2%
Energy Equipment & Services - 0.0%
Weatherford International PLC (a)	1,568	138,799
Oil, Gas & Consumable Fuels - 4.2%
Chevron Corp.	158,120	25,473,132
ConocoPhillips Co.	103,528	12,322,938
EOG Resources, Inc.	108,399	13,942,279
Exxon Mobil Corp.	269,844	30,003,954
Occidental Petroleum Corp. warrants 8/3/27 (a)	9,120	372,552
ONEOK, Inc.	16,146	1,052,719
Pioneer Natural Resources Co.	2,681	637,890
Texas Pacific Land Corp. (b)	1,000	1,884,750
		85,690,214
TOTAL ENERGY		85,829,013
FINANCIALS - 12.4%
Banks - 2.9%
Bank of America Corp.	693,889	19,893,798
East West Bancorp, Inc.	31,771	1,758,207
JPMorgan Chase & Co.	225,755	33,034,729
U.S. Bancorp	24,716	902,875
Wells Fargo & Co.	118,849	4,907,275
		60,496,884
Capital Markets - 2.1%
Bank of New York Mellon Corp.	34,764	1,559,861
Charles Schwab Corp.	253,308	14,983,168
Goldman Sachs Group, Inc.	21,892	7,174,227
LPL Financial	13,149	3,032,028
NASDAQ, Inc.	224,612	11,787,638
SEI Investments Co.	56,949	3,534,255
Stifel Financial Corp.	19,073	1,240,126
		43,311,303
Consumer Finance - 0.2%
Synchrony Financial	148,526	4,794,419
Financial Services - 5.4%
Berkshire Hathaway, Inc. Class B (a)	125,620	45,248,324
Essent Group Ltd.	5,500	276,210
Fidelity National Information Services, Inc.	150,883	8,428,324
MasterCard, Inc. Class A	71,246	29,398,949
MGIC Investment Corp.	188,916	3,321,143
PayPal Holdings, Inc. (a)	198,492	12,407,735
Visa, Inc. Class A	43,160	10,603,549
		109,684,234
Insurance - 1.8%
Brown & Brown, Inc.	135,631	10,050,257
Hartford Financial Services Group, Inc.	82,671	5,937,431
MetLife, Inc.	157,169	9,955,084
Progressive Corp.	10,246	1,367,534
The Travelers Companies, Inc.	57,189	9,220,582
		36,530,888
TOTAL FINANCIALS		254,817,728
HEALTH CARE - 14.1%
Biotechnology - 2.4%
AbbVie, Inc.	32,062	4,711,832
Amgen, Inc.	33,345	8,547,657
Exelixis, Inc. (a)	364,124	8,152,736
Gilead Sciences, Inc.	200,512	15,335,158
Incyte Corp. (a)	162,110	10,460,958
United Therapeutics Corp. (a)	5,902	1,324,173
		48,532,514
Health Care Equipment & Supplies - 1.9%
Abbott Laboratories	192,093	19,766,370
Align Technology, Inc. (a)	7,858	2,908,560
Hologic, Inc. (a)	25,756	1,925,003
Lantheus Holdings, Inc. (a)	38,965	2,666,765
Zimmer Biomet Holdings, Inc.	95,918	11,425,752
Zimvie, Inc. (a)	18,157	214,253
		38,906,703
Health Care Providers & Services - 4.7%
Centene Corp. (a)	188,035	11,592,358
Cigna Group	20,227	5,587,911
CVS Health Corp.	180,582	11,768,529
Elevance Health, Inc.	34,556	15,274,098
HCA Holdings, Inc.	18,843	5,225,164
Humana, Inc.	28,762	13,277,402
McKesson Corp.	2,093	862,986
UnitedHealth Group, Inc.	71,475	34,063,556
		97,652,004
Life Sciences Tools & Services - 0.3%
Danaher Corp.	10,493	2,780,645
Syneos Health, Inc. (a)	62,895	2,687,503
Thermo Fisher Scientific, Inc.	1,395	777,155
		6,245,303
Pharmaceuticals - 4.8%
Bristol-Myers Squibb Co.	101,462	6,255,132
Eli Lilly & Co.	28,681	15,895,010
Johnson & Johnson	186,705	30,186,464
Merck & Co., Inc.	228,711	24,924,925
Pfizer, Inc.	580,266	20,529,811
		97,791,342
TOTAL HEALTH CARE		289,127,866
INDUSTRIALS - 10.1%
Aerospace & Defense - 1.7%
General Dynamics Corp.	33,891	7,681,056
L3Harris Technologies, Inc.	23,106	4,114,948
Lockheed Martin Corp.	25,428	11,400,644
Textron, Inc.	109,069	8,475,752
The Boeing Co. (a)	14,228	3,187,499
		34,859,899
Building Products - 0.1%
Johnson Controls International PLC	22,574	1,333,220
Trane Technologies PLC	3,668	752,894
		2,086,114
Commercial Services & Supplies - 1.2%
Cintas Corp.	25,338	12,774,659
Republic Services, Inc.	80,895	11,659,396
		24,434,055
Construction & Engineering - 0.3%
Valmont Industries, Inc.	24,878	6,306,573
Electrical Equipment - 1.3%
AMETEK, Inc.	76,977	12,278,601
Emerson Electric Co.	143,445	14,093,471
EnerSys	14,654	1,538,377
		27,910,449
Ground Transportation - 2.2%
CSX Corp.	429,024	12,956,525
Norfolk Southern Corp.	25,536	5,235,135
Uber Technologies, Inc. (a)	179,412	8,473,629
Union Pacific Corp.	80,907	17,845,657
		44,510,946
Industrial Conglomerates - 0.5%
3M Co.	90,770	9,682,436
Machinery - 1.9%
AGCO Corp.	19,937	2,582,440
Allison Transmission Holdings, Inc.	58,127	3,513,777
Caterpillar, Inc.	63,677	17,901,515
Deere & Co.	16,741	6,879,547
PACCAR, Inc.	98,683	8,120,624
		38,997,903
Passenger Airlines - 0.7%
American Airlines Group, Inc. (a)	466,162	6,866,566
United Airlines Holdings, Inc. (a)	157,557	7,847,914
		14,714,480
Professional Services - 0.1%
Leidos Holdings, Inc.	21,855	2,131,081
Trading Companies & Distributors - 0.1%
W.W. Grainger, Inc.	2,098	1,498,266
TOTAL INDUSTRIALS		207,132,202
INFORMATION TECHNOLOGY - 28.1%
Communications Equipment - 1.3%
Cisco Systems, Inc.	413,840	23,733,724
Juniper Networks, Inc.	80,785	2,352,459
		26,086,183
Electronic Equipment, Instruments & Components - 0.1%
Belden, Inc.	2,900	272,310
Keysight Technologies, Inc. (a)	17,534	2,337,282
		2,609,592
IT Services - 1.3%
Accenture PLC Class A	360	116,557
Gartner, Inc. (a)	18,755	6,558,248
GoDaddy, Inc. (a)	143,234	10,385,897
Wix.com Ltd. (a)	98,865	9,764,896
		26,825,598
Semiconductors & Semiconductor Equipment - 7.4%
Applied Materials, Inc.	65,599	10,020,903
Broadcom, Inc.	34,695	32,019,669
Enphase Energy, Inc. (a)	3,081	389,839
Intel Corp.	534,486	18,781,838
KLA Corp.	3,421	1,716,897
Lam Research Corp.	2,704	1,899,290
Lattice Semiconductor Corp. (a)	12,885	1,253,195
NVIDIA Corp.	138,541	68,376,911
Qualcomm, Inc.	149,251	17,093,717
		151,552,259
Software - 10.1%
Adobe, Inc. (a)	45,139	25,248,048
Autodesk, Inc. (a)	50,905	11,297,856
Microsoft Corp.	378,197	123,957,849
Palo Alto Networks, Inc. (a)	3,191	776,370
RingCentral, Inc. (a)	92,581	2,863,530
Salesforce, Inc. (a)	93,892	20,793,322
Synopsys, Inc. (a)	31,400	14,409,146
Teradata Corp. (a)	130,207	6,024,678
Zoom Video Communications, Inc. Class A (a)	11,779	836,662
		206,207,461
Technology Hardware, Storage & Peripherals - 7.9%
Apple, Inc.	812,246	152,596,659
NetApp, Inc.	58,102	4,456,423
Pure Storage, Inc. Class A (a)	126,000	4,610,340
		161,663,422
TOTAL INFORMATION TECHNOLOGY		574,944,515
MATERIALS - 1.8%
Chemicals - 0.8%
CF Industries Holdings, Inc.	67,619	5,211,396
Ecolab, Inc.	29,374	5,399,235
Linde PLC	16,034	6,205,799
		16,816,430
Construction Materials - 0.1%
Vulcan Materials Co.	13,002	2,837,687
Containers & Packaging - 0.2%
Sealed Air Corp.	77,861	2,885,529
WestRock Co.	7,682	251,278
		3,136,807
Metals & Mining - 0.7%
Nucor Corp.	77,601	13,355,132
Worthington Industries, Inc.	4,965	373,716
		13,728,848
TOTAL MATERIALS		36,519,772
REAL ESTATE - 1.7%
Equity Real Estate Investment Trusts (REITs) - 1.7%
American Tower Corp.	16,925	3,068,841
Invitation Homes, Inc.	176,493	6,016,646
Public Storage	36,680	10,137,618
Ryman Hospitality Properties, Inc.	91,947	7,818,253
SBA Communications Corp. Class A	13,030	2,925,626
Simon Property Group, Inc.	33,994	3,857,979
		33,824,963
UTILITIES - 0.2%
Electric Utilities - 0.2%
NextEra Energy, Inc.	21,881	1,461,651
Xcel Energy, Inc.	43,416	2,480,356
		3,942,007
Independent Power and Renewable Electricity Producers - 0.0%
Brookfield Renewable Corp.	10,080	281,736
TOTAL UTILITIES		4,223,743
TOTAL COMMON STOCKS (Cost $1,491,304,661)		2,013,406,956

Money Market Funds - 3.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (c)	70,512,957	70,527,060
Fidelity Securities Lending Cash Central Fund 5.44% (c)(d)	1,386,911	1,387,050
TOTAL MONEY MARKET FUNDS (Cost $71,914,110)		71,914,110

TOTAL INVESTMENT IN SECURITIES - 101.8% (Cost $1,563,218,771)	2,085,321,066
NET OTHER ASSETS (LIABILITIES) - (1.8)%	(37,006,198)
NET ASSETS - 100.0%	2,048,314,868

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	119	Sep 2023	26,870,200	510,449	510,449

The notional amount of futures purchased as a percentage of Net Assets is 1.3%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	91,438,262	398,663,485	419,574,687	1,185,153	35	(35)	70,527,060	0.2%
Fidelity Securities Lending Cash Central Fund 5.44%	-	74,944,767	73,557,717	43,997	-	-	1,387,050	0.0%
Total	91,438,262	473,608,252	493,132,404	1,229,150	35	(35)	71,914,110

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	191,004,965	191,004,965	-	-
Consumer Discretionary	229,159,255	229,159,255	-	-
Consumer Staples	106,822,934	106,822,934	-	-
Energy	85,829,013	85,829,013	-	-
Financials	254,817,728	254,817,728	-	-
Health Care	289,127,866	289,127,866	-	-
Industrials	207,132,202	207,132,202	-	-
Information Technology	574,944,515	574,944,515	-	-
Materials	36,519,772	36,519,772	-	-
Real Estate	33,824,963	33,824,963	-	-
Utilities	4,223,743	4,223,743	-	-

Money Market Funds	71,914,110	71,914,110	-	-
Total Investments in Securities:	2,085,321,066	2,085,321,066	-	-
Derivative Instruments:

Assets
Futures Contracts	510,449	510,449	-	-
Total Assets	510,449	510,449	-	-
Total Derivative Instruments:	510,449	510,449	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	510,449	0
Total Equity Risk	510,449	0
Total Value of Derivatives	510,449	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Large Cap Core Enhanced Index Fund
Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value (including securities loaned of $1,319,325) - See accompanying schedule:
Unaffiliated issuers (cost $1,491,304,661)	$2,013,406,956
Fidelity Central Funds (cost $71,914,110)	71,914,110

Total Investment in Securities (cost $1,563,218,771)		$2,085,321,066
Segregated cash with brokers for derivative instruments		3,483,200
Receivable for investments sold		59,240,198
Receivable for fund shares sold		1,248,507
Dividends receivable		2,787,561
Distributions receivable from Fidelity Central Funds		120,993
Other receivables		19,663
Total assets		2,152,221,188
Liabilities
Payable for investments purchased	$58,436,495
Payable for fund shares redeemed	43,413,766
Accrued management fee	658,421
Payable for daily variation margin on futures contracts	10,588
Collateral on securities loaned	1,387,050
Total Liabilities		103,906,320
Net Assets		$2,048,314,868
Net Assets consist of:
Paid in capital		$1,561,358,411
Total accumulated earnings (loss)		486,956,457
Net Assets		$2,048,314,868
Net Asset Value, offering price and redemption price per share ($2,048,314,868 ÷ 97,590,726 shares)		$20.99

Statement of Operations
		Year ended August 31, 2023
Investment Income
Dividends		$31,203,225
Interest		62,568
Income from Fidelity Central Funds (including $43,997 from security lending)		1,229,150
Total Income		32,494,943
Expenses
Management fee	$7,651,709
Independent trustees' fees and expenses	10,392
Interest	27,922
Total expenses before reductions	7,690,023
Expense reductions	(2,087)
Total expenses after reductions		7,687,936
Net Investment income (loss)		24,807,007
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(34,334,099)
Redemptions in-kind	23,998,066
Fidelity Central Funds	35
Futures contracts	6,711,576
Total net realized gain (loss)		(3,624,422)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	223,701,589
Fidelity Central Funds	(35)
Futures contracts	(443,168)
Total change in net unrealized appreciation (depreciation)		223,258,386
Net gain (loss)		219,633,964
Net increase (decrease) in net assets resulting from operations		$244,440,971
Statement of Changes in Net Assets

	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,807,007	$19,467,302
Net realized gain (loss)	(3,624,422)	12,825,524
Change in net unrealized appreciation (depreciation)	223,258,386	(204,549,067)
Net increase (decrease) in net assets resulting from operations	244,440,971	(172,256,241)
Distributions to shareholders	(22,292,999)	(204,215,644)

Share transactions
Proceeds from sales of shares	629,039,473	1,542,789,506
Reinvestment of distributions	18,530,259	176,281,500
Cost of shares redeemed	(1,283,514,169)	(389,268,600)

Net increase (decrease) in net assets resulting from share transactions	(635,944,437)	1,329,802,406
Total increase (decrease) in net assets	(413,796,465)	953,330,521

Net Assets
Beginning of period	2,462,111,333	1,508,780,812
End of period	$2,048,314,868	$2,462,111,333

Other Information
Shares
Sold	33,210,795	79,739,464
Issued in reinvestment of distributions	1,043,371	8,430,488
Redeemed	(69,893,397)	(19,431,162)
Net increase (decrease)	(35,639,231)	68,738,790

Financial Highlights
Fidelity® Large Cap Core Enhanced Index Fund

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$18.48	$23.40	$18.12	$15.21	$16.22
Income from Investment Operations
Net investment income (loss) A,B	.24	.24	.22	.24	.27
Net realized and unrealized gain (loss)	2.49	(2.08)	5.50	3.06	(.27)
Total from investment operations	2.73	(1.84)	5.72	3.30	-
Distributions from net investment income	(.15)	(.36) C	(.22)	(.26)	(.24)
Distributions from net realized gain	(.08)	(2.72) C	(.22)	(.13)	(.78)
Total distributions	(.22) D	(3.08)	(.44)	(.39)	(1.01) D
Net asset value, end of period	$20.99	$18.48	$23.40	$18.12	$15.21
Total Return E	15.01%	(9.41)%	32.14%	21.97%	.65%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.39%	.39%	.39%	.39%	.39%
Expenses net of fee waivers, if any	.39%	.39%	.39%	.39%	.39%
Expenses net of all reductions	.39%	.39%	.39%	.39%	.39%
Net investment income (loss)	1.26%	1.18%	1.09%	1.49%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$2,048,315	$2,462,111	$1,508,781	$1,087,245	$834,635
Portfolio turnover rate H	105% I	104%	83%	63%	77%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Mid Cap Enhanced Index Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Mid Cap Enhanced Index Fund	8.19%	7.25%	9.86%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Enhanced Index Fund on August 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Index performed over the same period.

Fidelity® Mid Cap Enhanced Index Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 15.94% for the 12 months ending August 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July but snapped a five-month rally in August (-1.59%), held back by softness in manufacturing and jobs. Still, U.S. stocks ended August up 18.73% year to date. For the full 12 months, value (+17%) topped growth (+13%) within the index. By sector, information technology (+35%) led by a wide margin, followed by communication services (+26%). In contrast, the defensive utilities sector (-13%) lagged most, as climbing yields offered investors better returns elsewhere. Real estate returned about -7%, hampered by high borrowing costs and low home inventory.

Comments from Senior Portfolio Manager Maximilian Kaufmann of the Fidelity Systematic Equity Strategies portfolio management team:
For the fiscal year ending August 31, 2023, the fund gained 8.19%, versus 8.38% for the benchmark Russell MidCap Index. Relative to the benchmark, market selection was the primary contributor, especially an underweight in the utilities sector. Also contributing to performance versus the benchmark was stock selection in industrials. Picks in health care also boosted relative performance. Further contributing to our result were stock picking and an underweight in communication services. The top individual relative contributor was an overweight in XPO (+124%). A second notable relative contributor was an overweight in Toll Brothers (+90%). An overweight in Topbuild (+71%) also contributed. This was a position we established this period. In contrast, the biggest detractor from performance versus the benchmark was security selection in consumer discretionary. Stock selection and an overweight in energy also hampered the fund's result. Also detracting from our result was stock picking in consumer staples. The largest individual relative detractor was an overweight in Hawaiian Electric Industries (-58%). This period we decreased our investment in this stock. The second-largest relative detractor was an overweight in Enphase Energy (-53%). This was a stake we established the past year. An overweight in East West Bancorp (-23%) also detracted. This period we increased our position in East West Bancorp. Notable changes in positioning include increased exposure to the industrials sector and a lower allocation to energy.

Note to shareholders:
In June 2023, the Board of Trustees approved the conversion of Fidelity's Enhanced Index Funds into exchange-traded funds, a move deemed in the best interest of shareholders. Each new ETF and its former corresponding fund will have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Fidelity believes that the conversion will provide multiple benefits for investors of the Funds, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency. The Fund conversions are expected to be conducted in November 2023. For more information, please refer to the Funds' prospectus supplements or visit us online.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Mid Cap Enhanced Index Fund
Investment Summary August 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Trane Technologies PLC	1.0
Apollo Global Management, Inc.	1.0
Nucor Corp.	1.0
Cintas Corp.	1.0
PACCAR, Inc.	0.9
AMETEK, Inc.	0.9
D.R. Horton, Inc.	0.9
Simon Property Group, Inc.	0.9
Bank of New York Mellon Corp.	0.9
Align Technology, Inc.	0.8
9.3

Market Sectors (% of Fund's net assets)

Industrials	20.2
Information Technology	15.0
Financials	14.1
Health Care	12.3
Consumer Discretionary	11.9
Real Estate	6.8
Materials	6.3
Utilities	4.0
Energy	3.6
Communication Services	2.9
Consumer Staples	1.9

Asset Allocation (% of Fund's net assets)

Futures - 0.9%

Fidelity® Mid Cap Enhanced Index Fund
Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.0%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.9%
Entertainment - 1.8%
Electronic Arts, Inc.	104,029	12,481,399
Playtika Holding Corp. (a)	374,728	3,657,345
Spotify Technology SA (a)	79,430	12,229,837
		28,368,581
Interactive Media & Services - 0.1%
Pinterest, Inc. Class A (a)	8,054	221,404
Vimeo, Inc. (a)	382,509	1,522,386
		1,743,790
Media - 1.0%
Liberty Media Corp. Liberty SiriusXM	55,002	1,344,249
Liberty Media Corp. Liberty SiriusXM Class A	71,839	1,726,291
News Corp.:
Class A	109,779	2,359,151
Class B	118,384	2,604,448
The New York Times Co. Class A	30,827	1,364,711
The Trade Desk, Inc. (a)	86,629	6,932,919
		16,331,769
TOTAL COMMUNICATION SERVICES		46,444,140
CONSUMER DISCRETIONARY - 11.9%
Automobile Components - 0.2%
Aptiv PLC (a)	36,789	3,732,244
Automobiles - 0.5%
Ford Motor Co.	596,780	7,238,941
Broadline Retail - 0.9%
eBay, Inc.	228,181	10,217,945
Etsy, Inc. (a)	68,465	5,036,970
		15,254,915
Distributors - 0.8%
Genuine Parts Co.	76,043	11,690,090
LKQ Corp.	18,753	985,095
		12,675,185
Diversified Consumer Services - 0.2%
ADT, Inc.	124,854	801,563
H&R Block, Inc.	69,335	2,772,013
		3,573,576
Hotels, Restaurants & Leisure - 2.8%
Airbnb, Inc. Class A (a)	14,374	1,890,900
Booking Holdings, Inc. (a)	2,785	8,647,509
Caesars Entertainment, Inc. (a)	191,948	10,607,046
Chipotle Mexican Grill, Inc. (a)	4,240	8,168,954
Draftkings Holdings, Inc. (a)	50,350	1,492,878
MGM Resorts International	217,895	9,583,022
Norwegian Cruise Line Holdings Ltd. (a)	159,787	2,647,671
Yum! Brands, Inc.	20,259	2,621,109
		45,659,089
Household Durables - 3.3%
D.R. Horton, Inc.	121,062	14,408,799
Lennar Corp. Class A	36,026	4,290,336
NVR, Inc. (a)	1,891	12,059,531
PulteGroup, Inc.	29,847	2,449,245
Toll Brothers, Inc.	128,043	10,490,563
TopBuild Corp. (a)	34,854	10,110,448
Whirlpool Corp.	5,861	820,306
		54,629,228
Leisure Products - 0.1%
Peloton Interactive, Inc. Class A (a)	300,386	1,916,463
Specialty Retail - 2.2%
AutoNation, Inc. (a)	6,162	967,989
AutoZone, Inc. (a)	2,829	7,161,133
GameStop Corp. Class A (a)(b)	24,356	451,804
O'Reilly Automotive, Inc. (a)	7,237	6,800,609
Petco Health & Wellness Co., Inc. (a)(b)	189,702	965,583
Ross Stores, Inc.	43,499	5,298,613
Ulta Beauty, Inc. (a)	21,051	8,736,797
Williams-Sonoma, Inc. (b)	42,181	5,955,957
		36,338,485
Textiles, Apparel & Luxury Goods - 0.9%
Crocs, Inc. (a)	38,976	3,793,924
Tapestry, Inc.	238,352	7,941,889
Under Armour, Inc.:
Class A (sub. vtg.) (a)	169,791	1,297,203
Class C (non-vtg.) (a)	106,887	736,451
		13,769,467
TOTAL CONSUMER DISCRETIONARY		194,787,593
CONSUMER STAPLES - 1.9%
Consumer Staples Distribution & Retail - 0.3%
Casey's General Stores, Inc.	15,565	3,804,242
Grocery Outlet Holding Corp. (a)	66,060	2,037,951
		5,842,193
Food Products - 0.7%
Lamb Weston Holdings, Inc.	94,157	9,171,833
McCormick & Co., Inc. (non-vtg.)	25,181	2,066,856
		11,238,689
Household Products - 0.5%
Church & Dwight Co., Inc.	11,717	1,133,854
Kimberly-Clark Corp.	41,513	5,348,120
The Clorox Co.	8,084	1,264,742
		7,746,716
Personal Care Products - 0.4%
Coty, Inc. Class A (a)	569,926	6,588,345
TOTAL CONSUMER STAPLES		31,415,943
ENERGY - 3.6%
Energy Equipment & Services - 0.8%
Baker Hughes Co. Class A	66,841	2,418,976
Halliburton Co.	280,443	10,830,709
		13,249,685
Oil, Gas & Consumable Fuels - 2.8%
Cheniere Energy, Inc.	80,315	13,107,408
Chesapeake Energy Corp.	1,099	96,943
Coterra Energy, Inc.	113,280	3,193,363
Devon Energy Corp.	169,008	8,634,619
Diamondback Energy, Inc.	29,455	4,470,680
Marathon Oil Corp.	302,938	7,982,416
ONEOK, Inc.	103,720	6,762,544
Phillips 66 Co.	3,176	362,572
The Williams Companies, Inc.	27,466	948,401
		45,558,946
TOTAL ENERGY		58,808,631
FINANCIALS - 14.1%
Banks - 1.5%
BOK Financial Corp.	16,369	1,360,428
Citizens Financial Group, Inc.	198,467	5,582,877
Columbia Banking Systems, Inc.	158,295	3,241,882
East West Bancorp, Inc.	96,175	5,322,325
Fifth Third Bancorp	293,420	7,790,301
First Hawaiian, Inc.	33,875	640,576
		23,938,389
Capital Markets - 5.8%
Ameriprise Financial, Inc.	14,652	4,946,222
Bank of New York Mellon Corp.	315,834	14,171,472
Cboe Global Markets, Inc.	29,145	4,363,298
Interactive Brokers Group, Inc.	94,568	8,613,253
Janus Henderson Group PLC	27,887	766,056
LPL Financial	41,684	9,611,914
MSCI, Inc.	2,826	1,536,270
NASDAQ, Inc.	219,667	11,528,124
Raymond James Financial, Inc.	87,888	9,192,206
Robinhood Markets, Inc. (a)	741,315	8,072,920
SEI Investments Co.	18,203	1,129,678
State Street Corp.	107,672	7,401,373
Stifel Financial Corp.	145,440	9,456,509
Tradeweb Markets, Inc. Class A	37,271	3,221,333
Virtu Financial, Inc. Class A	42,940	804,696
		94,815,324
Consumer Finance - 0.6%
Synchrony Financial	303,723	9,804,178
Financial Services - 2.7%
Apollo Global Management, Inc.	184,154	16,084,010
Corebridge Financial, Inc.	105,209	1,875,876
Essent Group Ltd.	15,181	762,390
Fidelity National Information Services, Inc.	132,704	7,412,845
FleetCor Technologies, Inc. (a)	9,940	2,700,996
MGIC Investment Corp.	50,694	891,201
The Western Union Co.	666,464	8,230,830
WEX, Inc. (a)	32,846	6,443,728
		44,401,876
Insurance - 3.5%
Arch Capital Group Ltd. (a)	41,514	3,190,766
Axis Capital Holdings Ltd.	28,104	1,541,785
Brown & Brown, Inc.	157,738	11,688,386
Everest Re Group Ltd.	29,816	10,754,035
Hartford Financial Services Group, Inc.	46,996	3,375,253
Kinsale Capital Group, Inc.	1,116	444,871
Prudential Financial, Inc.	107,060	10,135,370
Reinsurance Group of America, Inc.	43,209	5,989,632
Unum Group	209,652	10,312,782
		57,432,880
Mortgage Real Estate Investment Trusts - 0.0%
Rithm Capital Corp.	25,959	267,637
TOTAL FINANCIALS		230,660,284
HEALTH CARE - 12.3%
Biotechnology - 3.7%
Biogen, Inc. (a)	50,342	13,459,437
Exact Sciences Corp. (a)	112,709	9,430,362
Exelixis, Inc. (a)	437,568	9,797,148
Gilead Sciences, Inc.	40,773	3,118,319
Horizon Therapeutics PLC (a)	19,367	2,183,436
Incyte Corp. (a)	154,156	9,947,687
Sarepta Therapeutics, Inc. (a)	45,922	5,557,021
Seagen, Inc. (a)	9,425	1,942,210
United Therapeutics Corp. (a)	24,913	5,589,481
		61,025,101
Health Care Equipment & Supplies - 3.5%
Abiomed, Inc. (c)	3,289	9,176
Align Technology, Inc. (a)	36,499	13,509,740
Dentsply Sirona, Inc.	109,447	4,059,389
DexCom, Inc. (a)	831	83,914
Hologic, Inc. (a)	77,369	5,782,559
IDEXX Laboratories, Inc. (a)	17,077	8,733,349
Insulet Corp. (a)	38,603	7,400,581
The Cooper Companies, Inc.	12,852	4,755,111
Zimmer Biomet Holdings, Inc.	101,530	12,094,254
Zimvie, Inc. (a)	17,678	208,600
		56,636,673
Health Care Providers & Services - 1.9%
Cardinal Health, Inc.	18,772	1,639,359
Cencora, Inc.	54,395	9,572,432
Cigna Group	6,474	1,788,507
Elevance Health, Inc.	14,090	6,227,921
Molina Healthcare, Inc. (a)	36,021	11,170,833
Premier, Inc.	35,006	753,679
		31,152,731
Health Care Technology - 0.5%
Teladoc Health, Inc. (a)	132,407	2,997,694
Veeva Systems, Inc. Class A (a)	24,803	5,176,386
		8,174,080
Life Sciences Tools & Services - 1.6%
10X Genomics, Inc. (a)	138,696	7,191,388
Mettler-Toledo International, Inc. (a)	8,356	10,139,839
Syneos Health, Inc. (a)	215,347	9,201,777
		26,533,004
Pharmaceuticals - 1.1%
Elanco Animal Health, Inc. (a)	2,164	26,401
Jazz Pharmaceuticals PLC (a)	41,470	5,945,139
Royalty Pharma PLC	160,721	4,792,700
Viatris, Inc.	618,367	6,647,445
		17,411,685
TOTAL HEALTH CARE		200,933,274
INDUSTRIALS - 20.2%
Aerospace & Defense - 2.8%
Axon Enterprise, Inc. (a)	54,825	11,672,791
General Dynamics Corp.	13,612	3,085,024
Howmet Aerospace, Inc.	156,380	7,736,119
Parsons Corp. (a)	125,077	7,131,891
Textron, Inc.	147,309	11,447,382
Woodward, Inc.	36,068	4,666,117
		45,739,324
Building Products - 2.9%
Allegion PLC	56,120	6,387,017
Builders FirstSource, Inc. (a)	59,258	8,594,780
Carrier Global Corp.	198,022	11,376,364
Fortune Brands Home & Security, Inc.	22,579	1,558,403
Owens Corning	21,510	3,095,504
Trane Technologies PLC	79,653	16,349,563
		47,361,631
Commercial Services & Supplies - 1.9%
Cintas Corp.	31,489	15,875,809
MSA Safety, Inc.	1,564	285,712
Republic Services, Inc.	91,291	13,157,772
Tetra Tech, Inc.	6,385	1,004,680
		30,323,973
Construction & Engineering - 0.4%
AECOM	44,455	3,900,926
EMCOR Group, Inc.	4,776	1,071,018
Valmont Industries, Inc.	7,609	1,928,882
		6,900,826
Electrical Equipment - 2.6%
Acuity Brands, Inc.	14,942	2,409,846
AMETEK, Inc.	91,616	14,613,668
Hubbell, Inc. Class B	16,852	5,494,595
nVent Electric PLC	188,766	10,672,830
Rockwell Automation, Inc.	25,819	8,057,594
Vertiv Holdings Co.	50,684	1,996,443
		43,244,976
Ground Transportation - 0.9%
Hertz Global Holdings, Inc. (a)(b)	88,827	1,505,618
Old Dominion Freight Lines, Inc.	3,981	1,701,360
Uber Technologies, Inc. (a)	25,568	1,207,577
XPO, Inc. (a)	140,904	10,515,666
		14,930,221
Machinery - 5.1%
AGCO Corp.	76,043	9,849,850
Allison Transmission Holdings, Inc.	162,253	9,808,194
CNH Industrial NV	21,340	294,065
Cummins, Inc.	57,665	13,265,257
Donaldson Co., Inc.	26,289	1,679,078
Fortive Corp.	156,608	12,348,541
Gates Industrial Corp. PLC (a)	27,862	342,145
Graco, Inc.	65,754	5,190,621
ITT, Inc.	8,402	859,357
Oshkosh Corp.	21,555	2,238,056
Otis Worldwide Corp.	16,385	1,401,737
PACCAR, Inc.	185,316	15,249,654
Parker Hannifin Corp.	16,948	7,065,621
Westinghouse Air Brake Tech Co.	17,548	1,974,501
Xylem, Inc.	23,904	2,475,020
		84,041,697
Marine Transportation - 0.1%
Kirby Corp. (a)	28,508	2,361,318
Passenger Airlines - 1.6%
American Airlines Group, Inc. (a)	203,022	2,990,514
Delta Air Lines, Inc.	289,522	12,414,703
United Airlines Holdings, Inc. (a)	214,593	10,688,877
		26,094,094
Professional Services - 0.9%
Booz Allen Hamilton Holding Corp. Class A	85,683	9,708,741
Leidos Holdings, Inc.	42,767	4,170,210
		13,878,951
Trading Companies & Distributors - 1.0%
MSC Industrial Direct Co., Inc. Class A	10,134	1,034,276
United Rentals, Inc.	3,305	1,574,965
W.W. Grainger, Inc.	18,735	13,379,413
		15,988,654
TOTAL INDUSTRIALS		330,865,665
INFORMATION TECHNOLOGY - 15.0%
Communications Equipment - 0.7%
Juniper Networks, Inc.	280,879	8,179,196
Motorola Solutions, Inc.	6,157	1,745,940
ViaSat, Inc. (a)	46,823	1,298,870
		11,224,006
Electronic Equipment, Instruments & Components - 1.0%
Amphenol Corp. Class A	57,173	5,052,950
Keysight Technologies, Inc. (a)	79,205	10,558,027
Vontier Corp.	10,200	320,382
		15,931,359
IT Services - 3.5%
Amdocs Ltd.	69,510	6,200,292
Gartner, Inc. (a)	36,635	12,810,527
GoDaddy, Inc. (a)	104,535	7,579,833
Kyndryl Holdings, Inc. (a)	71,553	1,207,815
MongoDB, Inc. Class A (a)	31,073	11,848,135
Twilio, Inc. Class A (a)	162,651	10,362,495
Wix.com Ltd. (a)	83,133	8,211,046
		58,220,143
Semiconductors & Semiconductor Equipment - 2.6%
Allegro MicroSystems LLC (a)	70,502	2,696,702
Cirrus Logic, Inc. (a)	40,272	3,303,915
Enphase Energy, Inc. (a)	41,991	5,313,121
KLA Corp.	5,960	2,991,145
Lattice Semiconductor Corp. (a)	112,763	10,967,329
Monolithic Power Systems, Inc.	14,657	7,639,375
ON Semiconductor Corp. (a)	32,880	3,237,365
Qorvo, Inc. (a)	65,830	7,069,484
		43,218,436
Software - 6.8%
AppLovin Corp. (a)(b)	118,786	5,133,931
Autodesk, Inc. (a)	8,425	1,869,845
Black Knight, Inc. (a)	2,756	208,795
Cadence Design Systems, Inc. (a)	32,239	7,751,545
DocuSign, Inc. (a)	196,877	9,902,913
Dropbox, Inc. Class A (a)	358,974	9,975,887
HubSpot, Inc. (a)	24,228	13,241,087
Manhattan Associates, Inc. (a)	8,917	1,806,763
Nutanix, Inc. Class A (a)	108,285	3,367,664
Palo Alto Networks, Inc. (a)	34,802	8,467,327
RingCentral, Inc. (a)	215,289	6,658,889
Splunk, Inc. (a)	100,651	12,204,940
Synopsys, Inc. (a)	19,741	9,058,947
Teradata Corp. (a)	197,009	9,115,606
Unity Software, Inc. (a)(b)	23,380	866,697
Workday, Inc. Class A (a)	15,541	3,799,775
Zoom Video Communications, Inc. Class A (a)	103,623	7,360,342
		110,790,953
Technology Hardware, Storage & Peripherals - 0.4%
Pure Storage, Inc. Class A (a)	183,356	6,708,996
TOTAL INFORMATION TECHNOLOGY		246,093,893
MATERIALS - 6.3%
Chemicals - 2.5%
CF Industries Holdings, Inc.	41,690	3,213,048
Corteva, Inc.	187,027	9,446,734
Eastman Chemical Co.	23,573	2,003,941
Element Solutions, Inc.	418,840	8,636,481
Ginkgo Bioworks Holdings, Inc. Class A (a)(b)	1,145,816	2,681,209
The Chemours Co. LLC	208,954	7,108,615
Westlake Corp.	59,315	7,769,079
		40,859,107
Construction Materials - 1.6%
Martin Marietta Materials, Inc.	29,522	13,178,916
Vulcan Materials Co.	61,369	13,393,784
		26,572,700
Containers & Packaging - 0.3%
Berry Global Group, Inc.	27,678	1,808,481
Graphic Packaging Holding Co.	78,286	1,741,081
WestRock Co.	18,923	618,971
		4,168,533
Metals & Mining - 1.9%
Nucor Corp.	92,817	15,973,806
Reliance Steel & Aluminum Co.	10,511	2,995,215
Steel Dynamics, Inc.	106,087	11,307,813
		30,276,834
Paper & Forest Products - 0.0%
Louisiana-Pacific Corp.	3,356	209,683
TOTAL MATERIALS		102,086,857
REAL ESTATE - 6.8%
Equity Real Estate Investment Trusts (REITs) - 6.1%
American Homes 4 Rent Class A	99,835	3,598,053
Apartment Income (REIT) Corp.	48,265	1,643,906
EastGroup Properties, Inc.	6,236	1,120,173
EPR Properties	37,400	1,674,772
Federal Realty Investment Trust (SBI)	62,036	6,075,806
First Industrial Realty Trust, Inc.	18,487	960,215
Gaming & Leisure Properties	159,860	7,577,364
Highwoods Properties, Inc. (SBI)	156,066	3,719,053
Invitation Homes, Inc.	156,784	5,344,767
Kilroy Realty Corp.	54,362	2,008,676
National Storage Affiliates Trust	202,655	6,809,208
NNN (REIT), Inc.	219,185	8,633,697
Park Hotels & Resorts, Inc.	366,722	4,705,043
Public Storage	18,221	5,035,920
Regency Centers Corp.	119,102	7,408,144
Ryman Hospitality Properties, Inc.	19,089	1,623,138
SBA Communications Corp. Class A	23,897	5,365,593
Simon Property Group, Inc.	126,559	14,363,181
Spirit Realty Capital, Inc.	119,120	4,599,223
Terreno Realty Corp.	12,410	755,645
VICI Properties, Inc.	230,463	7,107,479
		100,129,056
Real Estate Management & Development - 0.7%
CoStar Group, Inc. (a)	31,838	2,610,398
Zillow Group, Inc.:
Class A (a)	78,985	4,021,916
Class C (a)	92,735	4,837,058
		11,469,372
TOTAL REAL ESTATE		111,598,428
UTILITIES - 4.0%
Electric Utilities - 0.7%
Entergy Corp.	9,636	917,829
FirstEnergy Corp.	166,055	5,989,604
Hawaiian Electric Industries, Inc.	33,591	470,946
OGE Energy Corp.	5,798	197,422
Xcel Energy, Inc.	59,258	3,385,410
		10,961,211
Gas Utilities - 0.5%
National Fuel Gas Co.	144,134	7,745,761
UGI Corp.	46,934	1,181,798
		8,927,559
Independent Power and Renewable Electricity Producers - 1.1%
Brookfield Renewable Corp.	104,692	2,926,141
Clearway Energy, Inc.:
Class A	35,290	827,198
Class C	66,822	1,655,181
The AES Corp.	117,976	2,115,310
Vistra Corp.	326,042	10,244,240
		17,768,070
Multi-Utilities - 1.7%
Consolidated Edison, Inc.	112,816	10,036,111
DTE Energy Co.	4,914	508,009
NiSource, Inc.	248,397	6,647,104
WEC Energy Group, Inc.	133,168	11,202,092
		28,393,316
TOTAL UTILITIES		66,050,156
TOTAL COMMON STOCKS (Cost $1,444,514,740)		1,619,744,864

Money Market Funds - 3.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (d)	49,711,612	49,721,554
Fidelity Securities Lending Cash Central Fund 5.44% (d)(e)	13,169,428	13,170,745
TOTAL MONEY MARKET FUNDS (Cost $62,892,299)		62,892,299

TOTAL INVESTMENT IN SECURITIES - 102.8% (Cost $1,507,407,039)	1,682,637,163
NET OTHER ASSETS (LIABILITIES) - (2.8)%	(46,121,487)
NET ASSETS - 100.0%	1,636,515,676

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	55	Sep 2023	14,567,850	351,793	351,793

The notional amount of futures purchased as a percentage of Net Assets is 0.9%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	21,467,918	449,495,105	421,241,469	886,716	-	-	49,721,554	0.1%
Fidelity Securities Lending Cash Central Fund 5.44%	41,395,337	203,207,243	231,431,835	126,747	-	-	13,170,745	0.0%
Total	62,863,255	652,702,348	652,673,304	1,013,463	-	-	62,892,299

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	46,444,140	46,444,140	-	-
Consumer Discretionary	194,787,593	194,787,593	-	-
Consumer Staples	31,415,943	31,415,943	-	-
Energy	58,808,631	58,808,631	-	-
Financials	230,660,284	230,660,284	-	-
Health Care	200,933,274	200,924,098	-	9,176
Industrials	330,865,665	330,865,665	-	-
Information Technology	246,093,893	246,093,893	-	-
Materials	102,086,857	102,086,857	-	-
Real Estate	111,598,428	111,598,428	-	-
Utilities	66,050,156	66,050,156	-	-

Money Market Funds	62,892,299	62,892,299	-	-
Total Investments in Securities:	1,682,637,163	1,682,627,987	-	9,176
Derivative Instruments:

Assets
Futures Contracts	351,793	351,793	-	-
Total Assets	351,793	351,793	-	-
Total Derivative Instruments:	351,793	351,793	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	351,793	0
Total Equity Risk	351,793	0
Total Value of Derivatives	351,793	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Mid Cap Enhanced Index Fund
Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value (including securities loaned of $12,727,027) - See accompanying schedule:
Unaffiliated issuers (cost $1,444,514,740)	$1,619,744,864
Fidelity Central Funds (cost $62,892,299)	62,892,299

Total Investment in Securities (cost $1,507,407,039)		$1,682,637,163
Segregated cash with brokers for derivative instruments		820,800
Receivable for investments sold		20,673,244
Receivable for fund shares sold		296,876
Dividends receivable		1,859,342
Distributions receivable from Fidelity Central Funds		94,824
Other receivables		28,848
Total assets		1,706,411,097
Liabilities
Payable for investments purchased	$55,106,796
Payable for fund shares redeemed	1,000,364
Accrued management fee	613,995
Payable for daily variation margin on futures contracts	2,434
Collateral on securities loaned	13,171,832
Total Liabilities		69,895,421
Net Assets		$1,636,515,676
Net Assets consist of:
Paid in capital		$1,521,342,289
Total accumulated earnings (loss)		115,173,387
Net Assets		$1,636,515,676
Net Asset Value, offering price and redemption price per share ($1,636,515,676 ÷ 98,249,094 shares)		$16.66

Statement of Operations
		Year ended August 31, 2023
Investment Income
Dividends		$26,198,952
Interest		43,267
Income from Fidelity Central Funds (including $126,747 from security lending)		1,013,463
Total Income		27,255,682
Expenses
Management fee	$7,794,857
Independent trustees' fees and expenses	9,500
Interest	2,322
Total expenses before reductions	7,806,679
Expense reductions	(1,764)
Total expenses after reductions		7,804,915
Net Investment income (loss)		19,450,767
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(62,536,880)
Redemptions in-kind	69,766,859
Futures contracts	1,494,441
Total net realized gain (loss)		8,724,420
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	112,237,090
Futures contracts	(773,128)
Total change in net unrealized appreciation (depreciation)		111,463,962
Net gain (loss)		120,188,382
Net increase (decrease) in net assets resulting from operations		$139,639,149
Statement of Changes in Net Assets

	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,450,767	$19,011,742
Net realized gain (loss)	8,724,420	101,845,182
Change in net unrealized appreciation (depreciation)	111,463,962	(369,508,755)
Net increase (decrease) in net assets resulting from operations	139,639,149	(248,651,831)
Distributions to shareholders	(57,460,804)	(258,245,278)

Share transactions
Proceeds from sales of shares	531,911,323	330,859,667
Reinvestment of distributions	54,197,269	243,001,334
Cost of shares redeemed	(686,633,472)	(454,449,105)

Net increase (decrease) in net assets resulting from share transactions	(100,524,880)	119,411,896
Total increase (decrease) in net assets	(18,346,535)	(387,485,213)

Net Assets
Beginning of period	1,654,862,211	2,042,347,424
End of period	$1,636,515,676	$1,654,862,211

Other Information
Shares
Sold	32,689,184	17,822,532
Issued in reinvestment of distributions	3,496,598	13,560,343
Redeemed	(41,895,245)	(25,723,746)
Net increase (decrease)	(5,709,463)	5,659,129

Financial Highlights
Fidelity® Mid Cap Enhanced Index Fund

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$15.92	$20.78	$15.16	$14.59	$16.42
Income from Investment Operations
Net investment income (loss) A,B	.18	.18	.14	.19	.21
Net realized and unrealized gain (loss)	1.09	(2.46)	6.07	.97	(.71)
Total from investment operations	1.27	(2.28)	6.21	1.16	(.50)
Distributions from net investment income	(.15)	(.15) C	(.16)	(.22)	(.25)
Distributions from net realized gain	(.37)	(2.43) C	(.43)	(.38)	(1.09)
Total distributions	(.53) D	(2.58)	(.59)	(.59) D	(1.33) D
Net asset value, end of period	$16.66	$15.92	$20.78	$15.16	$14.59
Total Return E	8.19%	(12.36)%	41.82%	7.91%	(2.19)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.45%	.51%	.59%	.59%	.59%
Expenses net of fee waivers, if any	.45%	.51%	.59%	.59%	.59%
Expenses net of all reductions	.45%	.51%	.59%	.59%	.59%
Net investment income (loss)	1.12%	1.00%	.77%	1.33%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$1,636,516	$1,654,862	$2,042,347	$1,182,253	$1,263,319
Portfolio turnover rate H	104% I	116%	70%	73%	90%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® International Enhanced Index Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Enhanced Index Fund	19.29%	3.68%	5.37%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Enhanced Index Fund on August 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Fidelity® International Enhanced Index Fund
Management's Discussion of Fund Performance
Market Recap:
Text International (non-U.S.) equities gained 12.09% for the 12 months ending August 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for risk assets. Non-U.S. stocks broadly rallied for the first eight months of 2023 after posting a -15.68% return in 2022 - a challenging year for global assets. Persistently high inflation spurred the U.S. Federal Reserve and other central banks to hike interest rates aggressively in 2022, sending non-U.S. stocks into bear market territory. As the calendar year turned, non-U.S. stocks gained throughout 2023, rising 8.93% year to date through August, despite some turbulence amid the failure of three regional U.S. banks earlier in the year and uncertainty related to the U.S. debt ceiling in May. Following strong gains in June (+4.50%) and July (+4.07%), the index declined in August (-4.51%), due to sticky inflation, still-elevated interest rates and weak economic conditions in the eurozone and China. A stronger U.S. dollar also was a headwind for global economies. For the full 12 months, all regions advanced, with Europe ex U.K. (+26%) leading. Japan (+16%) and the U.K. (+15%) also outperformed, whereas emerging markets and Asia Pacific ex Japan (+2% each) lagged by the widest margin. By sector, industrials (+20%) and information technology (+18%) were the top performers. Financials (+14%) also outpaced the broader index, whereas real estate (-4%) fared worst.
Comments from Senior Portfolio Manager Maximilian Kaufmann of the Fidelity Systematic Equity Strategies portfolio management team:
For the fiscal year ending August 31, 2023, the fund gained 19.29%, versus 18.18% for the benchmark MSCI EAFE Index (Net MA). (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) From a regional standpoint, stock selection in Japan and stock picks and an underweight in the U.K. contributed to the fund's relative result. Relative to the benchmark, security selection was the primary contributor, led by the information technology sector. By sector, the biggest contributors to performance versus the benchmark were stock selection and an overweight in industrials. Security selection in materials and health care also boosted the fund's relative performance. The top individual relative contributor was an overweight in Renesas Electronics (+75%). A second notable relative contributor was an overweight in Rolls-Royce Holdings (+127%). An overweight in Inditex (+82%) also helped. In contrast, from a regional standpoint, stock selection and an underweight in Asia Pacific ex Japan, primarily in Hong Kong, and an overweight in Europe ex U.K., primarily in Italy, detracted from the fund's relative result. By sector, the biggest detractors from performance versus the benchmark were picks and an underweight in financials. An overweight in materials also hampered the fund's result. Also detracting from our result was stock picking in communication services. The largest individual relative detractor was an overweight in Olympus (-37%). The second-largest relative detractor was an underweight in UniCredit (+162%). This was a stake we established the past year. An overweight in Bank of China Hong Kong (-16%) also detracted. This period we increased our investment in this stock. Notable changes in positioning include decreased exposure to Australia and a higher allocation to Sweden. By sector, meaningful changes in positioning include decreased exposure to the communication services sector and a higher allocation to materials.
Note to shareholders:
In June 2023, the Board of Trustees approved the conversion of Fidelity's Enhanced Index Funds into exchange-traded funds, a move deemed in the best interest of shareholders. Each new ETF and its former corresponding fund will have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Fidelity believes that the conversion will provide multiple benefits for investors of the Funds, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency. The Fund conversions are expected to be conducted in November 2023. For more information, please refer to the Funds' prospectus supplements or visit us online.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® International Enhanced Index Fund
Investment Summary August 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	2.5
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.2
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.0
Shell PLC (London) (Netherlands, Oil, Gas & Consumable Fuels)	1.9
Novartis AG (Switzerland, Pharmaceuticals)	1.9
Nestle SA (Reg. S) (United States of America, Food Products)	1.6
HSBC Holdings PLC (United Kingdom, Banks)	1.4
TotalEnergies SE (France, Oil, Gas & Consumable Fuels)	1.3
Unilever PLC (United Kingdom, Personal Care Products)	1.3
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.2
17.3

Market Sectors (% of Fund's net assets)

Industrials	17.5
Financials	16.0
Consumer Discretionary	14.5
Health Care	12.5
Consumer Staples	8.9
Information Technology	8.5
Materials	8.0
Energy	4.9
Utilities	4.0
Communication Services	2.8
Real Estate	0.8

Asset Allocation (% of Fund's net assets)

Futures - 1.2%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® International Enhanced Index Fund
Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Common Stocks - 97.3%
	Shares	Value ($)
Australia - 6.4%
ANZ Group Holdings Ltd.	330,247	5,391,980
APA Group unit	428,602	2,496,637
Aristocrat Leisure Ltd.	205,555	5,447,445
BHP Group Ltd.	248,164	7,211,784
Brambles Ltd.	472,091	4,579,194
Commonwealth Bank of Australia	50,741	3,359,436
Computershare Ltd.	87,768	1,431,968
Fortescue Metals Group Ltd.	740,264	10,278,986
Glencore PLC	599,020	3,198,125
Macquarie Group Ltd.	69,289	7,970,353
Medibank Private Ltd.	1,272,136	3,016,867
National Australia Bank Ltd.	94,559	1,762,247
Pilbara Minerals Ltd.	2,310,120	6,990,253
Qantas Airways Ltd. (a)	1,203,743	4,609,595
Rio Tinto Ltd.	52,641	3,850,876
Scentre Group unit	2,060,126	3,670,861
Sonic Healthcare Ltd.	109,740	2,286,770
South32 Ltd.	472,179	1,029,585
Suncorp Group Ltd.	382,439	3,377,532
Telstra Group Ltd.	3,181,565	8,266,595
Wesfarmers Ltd.	182,116	6,356,771
Woodside Energy Group Ltd.	65,734	1,576,769
Woolworths Group Ltd.	56,501	1,395,933
TOTAL AUSTRALIA		99,556,562
Austria - 0.1%
Verbund AG	18,883	1,547,969
Belgium - 0.9%
Ageas	164,858	6,557,055
Solvay SA Class A	63,264	7,333,374
TOTAL BELGIUM		13,890,429
China - 0.7%
BOC Hong Kong (Holdings) Ltd.	3,176,000	8,828,578
Budweiser Brewing Co. APAC Ltd. (b)	443,700	961,816
SITC International Holdings Co. Ltd.	164,000	305,735
Wilmar International Ltd.	472,700	1,322,140
TOTAL CHINA		11,418,269
Denmark - 3.4%
A.P. Moller - Maersk A/S Series A	801	1,435,789
Carlsberg A/S Series B	5,851	847,885
DSV A/S	4,326	822,954
Genmab A/S (a)	26,650	10,210,559
Novo Nordisk A/S:
Series B	187,803	34,640,963
Series B sponsored ADR	22,821	4,236,034
Pandora A/S	9,316	967,505
TOTAL DENMARK		53,161,689
Finland - 1.8%
Elisa Corp. (A Shares)	73,178	3,592,200
Kesko Oyj	209,319	4,090,091
Kone OYJ (B Shares)	194,331	8,850,358
Nordea Bank Abp	1,021,494	11,212,782
TOTAL FINLAND		27,745,431
France - 11.6%
Aeroports de Paris SA	17,043	2,247,238
Air Liquide SA	92,937	16,791,503
Airbus Group NV	937	137,090
bioMerieux SA	3,381	350,488
BNP Paribas SA	32,941	2,130,217
Capgemini SA	6,072	1,133,164
Carrefour SA	54,877	1,048,904
Compagnie de St.-Gobain	177,156	11,556,682
Dassault Aviation SA	293	57,697
Edenred SA	99,659	6,358,559
Eiffage SA	67,974	6,730,979
Engie SA	472,819	7,614,389
Eurazeo SA	5,181	305,901
Hermes International SCA	6,906	14,234,181
L'Oreal SA	40,986	18,035,038
La Francaise des Jeux SAEM (b)	84,813	3,071,697
Legrand SA	71,944	7,106,937
LVMH Moet Hennessy Louis Vuitton SE	36,072	30,504,562
Orange SA ADR	55,037	615,314
Pernod Ricard SA	3,555	698,501
Publicis Groupe SA	26,340	2,055,257
Safran SA	59,294	9,502,765
Societe Generale Series A	34,834	986,887
TotalEnergies SE	320,768	20,121,420
Ubisoft Entertainment SA (a)	151,145	4,582,479
Valeo SA	55,667	1,086,525
VINCI SA	100,034	11,142,596
Wendel SA	6,516	596,692
TOTAL FRANCE		180,803,662
Germany - 6.1%
Allianz SE	6,361	1,546,226
Bayerische Motoren Werke AG (BMW)	23,710	2,498,235
Beiersdorf AG	4,651	608,980
Continental AG	19,558	1,450,778
Deutsche Bank AG	441,567	4,813,030
Deutsche Borse AG	61,794	10,969,916
Deutsche Lufthansa AG (a)	586,545	5,245,258
Evonik Industries AG	20,167	387,174
Fresenius Medical Care AG & Co. KGaA	23,886	1,150,050
Fresenius SE & Co. KGaA	97,398	3,127,216
GEA Group AG	18,860	744,411
Infineon Technologies AG	130,669	4,669,544
Knorr-Bremse AG	39,490	2,702,004
Mercedes-Benz Group AG:
ADR	50,266	917,857
(Germany)	923	67,540
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	16,589	6,443,403
Rational AG	1,024	781,148
RWE AG	243,640	10,055,111
SAP SE	125,332	17,484,368
Scout24 AG (b)	4,047	279,188
Siemens AG	96,565	14,507,040
Siemens AG sponsored ADR	43,439	3,264,006
Telefonica Deutschland Holding AG	951,319	1,809,361
TOTAL GERMANY		95,521,844
Hong Kong - 1.6%
AIA Group Ltd.	374,632	3,389,768
ASMPT Ltd.	108,800	1,089,755
Hang Seng Bank Ltd.	42,800	545,755
Henderson Land Development Co. Ltd.	3,000	8,238
Hong Kong & China Gas Co. Ltd.	367,000	270,020
Hong Kong Exchanges and Clearing Ltd.	121,300	4,702,060
Hongkong Land Holdings Ltd.	81,900	290,745
Jardine Matheson Holdings Ltd.	119,400	5,678,664
New World Development Co. Ltd.	1,557,000	3,307,634
Sino Land Ltd.	708,000	811,609
Swire Pacific Ltd. (A Shares)	46,500	383,629
WH Group Ltd. (b)	7,588,955	3,908,276
Xinyi Glass Holdings Ltd.	268,000	395,728
TOTAL HONG KONG		24,781,881
Ireland - 0.7%
CRH PLC	58,300	3,354,213
CRH PLC sponsored ADR	142,934	8,228,710
TOTAL IRELAND		11,582,923
Israel - 0.6%
Bank Hapoalim BM (Reg.)	37,648	312,228
Wix.com Ltd. (a)	91,672	9,054,443
TOTAL ISRAEL		9,366,671
Italy - 1.8%
Assicurazioni Generali SpA	462,523	9,594,399
Coca-Cola HBC AG	102,185	2,948,824
Eni SpA	186,320	2,880,880
Intesa Sanpaolo SpA	2,951,016	7,880,396
Terna - Rete Elettrica Nazionale	53,820	444,701
UniCredit SpA	177,885	4,333,833
TOTAL ITALY		28,083,033
Japan - 23.1%
Ajinomoto Co., Inc.	255,800	10,852,974
ASAHI INTECC Co. Ltd.	38,000	774,913
Astellas Pharma, Inc.	169,200	2,560,058
BayCurrent Consulting, Inc.	11,800	406,567
Bridgestone Corp.	248,800	9,680,448
Canon, Inc.	270,700	6,663,028
Central Japan Railway Co.	16,600	2,132,403
Chubu Electric Power Co., Inc.	685,000	9,157,188
Dai Nippon Printing Co. Ltd.	42,500	1,163,459
Daiichi Sankyo Kabushiki Kaisha	44,800	1,319,524
Daiwa Securities Group, Inc.	309,800	1,765,175
DENSO Corp.	95,100	6,509,508
Disco Corp.	45,000	8,893,999
FANUC Corp.	6,700	190,557
Fast Retailing Co. Ltd.	49,700	11,436,517
FUJIFILM Holdings Corp.	62,000	3,670,697
Hamamatsu Photonics K.K.	48,400	2,244,107
Hirose Electric Co. Ltd.	19,800	2,402,619
Hitachi Construction Machinery Co. Ltd.	34,700	1,083,011
Hitachi Ltd.	222,600	14,831,330
Honda Motor Co. Ltd.	410,700	13,272,343
Hoya Corp.	84,184	9,347,349
Itochu Corp.	160,300	6,028,809
Japan Post Bank Co. Ltd.	803,400	6,452,269
JFE Holdings, Inc.	296,700	4,697,402
Kansai Electric Power Co., Inc.	218,200	3,110,394
Keisei Electric Railway Co.	800	30,670
Keyence Corp.	2,400	998,302
Kikkoman Corp.	10,300	596,500
Kintetsu Group Holdings Co. Ltd.	58,200	1,843,663
Kirin Holdings Co. Ltd.	124,300	1,747,949
Komatsu Ltd.	149,800	4,263,039
Lawson, Inc. (c)	57,900	2,766,163
Marubeni Corp.	123,550	2,024,846
Mazda Motor Corp.	449,500	4,683,303
Mitsubishi Chemical Holdings Corp.	884,300	5,289,572
Mitsubishi Corp.	290,500	14,367,765
Mitsubishi Electric Corp.	160,258	2,091,687
Mitsubishi UFJ Financial Group, Inc.	162,200	1,293,980
Mitsubishi UFJ Lease & Finance Co. Ltd.	171,300	1,114,842
Mitsui & Co. Ltd.	198,500	7,410,921
Nidec Corp.	102,400	5,328,328
Nintendo Co. Ltd.	55,100	2,362,517
Nippon Express Holdings, Inc.	40,100	2,086,098
Nippon Paint Holdings Co. Ltd.	276,000	2,135,991
Nissan Chemical Corp.	7,900	339,250
Nissan Motor Co. Ltd.	1,896,400	8,063,906
Nissan Motor Co. Ltd. sponsored ADR (c)	87,636	747,535
Nisshin Seifun Group, Inc.	40,600	535,911
Nitto Denko Corp.	119,300	8,157,777
OBIC Co. Ltd.	21,000	3,656,002
Olympus Corp.	651,400	8,822,184
Ono Pharmaceutical Co. Ltd.	245,500	4,637,970
Open House Group Co. Ltd.	15,600	528,167
Otsuka Holdings Co. Ltd.	110,000	4,192,996
Panasonic Holdings Corp.	923,400	10,628,387
Recruit Holdings Co. Ltd.	146,000	5,200,885
Renesas Electronics Corp. (a)	562,500	9,371,064
Ricoh Co. Ltd.	268,300	2,190,731
Shin-Etsu Chemical Co. Ltd.	420,100	13,390,169
Shin-Etsu Chemical Co. Ltd. ADR (c)	30,225	480,880
Shiseido Co. Ltd.	24,300	988,067
SoftBank Corp.	991,700	11,373,520
Sompo Holdings, Inc.	86,300	3,764,707
Sony Group Corp.	34,500	2,870,142
Subaru Corp.	237,800	4,591,904
Sumitomo Chemical Co. Ltd.	15,100	41,866
Sumitomo Corp.	223,100	4,598,625
Suntory Beverage & Food Ltd.	16,200	524,876
Tokio Marine Holdings, Inc.	396,200	8,743,541
Tokyo Electric Power Co., Inc. (a)	668,000	2,938,383
Tokyo Electron Ltd.	27,700	4,114,161
Tokyo Gas Co. Ltd.	45,000	1,044,469
Toppan, Inc.	108,000	2,613,616
Toyota Motor Corp.	592,095	10,201,272
Toyota Tsusho Corp.	166,800	9,968,219
USS Co. Ltd.	36,700	641,831
Yokogawa Electric Corp.	89,200	1,770,880
Z Holdings Corp.	539,800	1,624,279
ZOZO, Inc.	273,300	5,465,249
TOTAL JAPAN		361,906,205
Luxembourg - 0.2%
ArcelorMittal SA (Netherlands)	113,703	3,024,398
Eurofins Scientific SA	11,448	705,591
TOTAL LUXEMBOURG		3,729,989
Netherlands - 6.1%
ASML Holding NV:
(depository receipt)	5,791	3,825,129
(Netherlands)	46,492	30,569,799
ING Groep NV (Certificaten Van Aandelen)	433,534	6,158,344
Koninklijke Ahold Delhaize NV	185,938	6,082,031
Koninklijke Philips Electronics NV	460,326	10,344,255
NN Group NV	27,142	1,046,582
NN Group NV rights (a)(d)	27,142	32,963
Shell PLC:
(London)	957,815	29,285,458
rights (a)(d)	957,815	317,037
Wolters Kluwer NV	57,209	6,898,245
Wolters Kluwer NV rights (a)(d)	57,209	44,665
TOTAL NETHERLANDS		94,604,508
New Zealand - 0.2%
Meridian Energy Ltd.	630,970	2,018,567
Xero Ltd. (a)	10,758	872,028
TOTAL NEW ZEALAND		2,890,595
Norway - 0.6%
DNB Bank ASA	355,638	7,029,739
Gjensidige Forsikring ASA	192,374	2,994,620
TOTAL NORWAY		10,024,359
Singapore - 1.9%
Oversea-Chinese Banking Corp. Ltd.	865,200	8,034,526
STMicroelectronics NV (France)	240,579	11,354,060
United Overseas Bank Ltd.	483,255	10,169,649
TOTAL SINGAPORE		29,558,235
Spain - 3.2%
ACS Actividades de Construccion y Servicios SA	121,081	4,252,619
Aena SME SA (b)	25,407	3,994,762
Banco Bilbao Vizcaya Argentaria SA	606,184	4,782,723
Banco Santander SA (Spain)	921,266	3,596,263
Iberdrola SA	1,219,110	14,461,977
Industria de Diseno Textil SA	335,325	12,846,754
Naturgy Energy Group SA	17,587	509,944
Redeia Corp. SA	182,648	2,971,806
Telefonica SA	761,230	3,154,287
TOTAL SPAIN		50,571,135
Sweden - 3.3%
ASSA ABLOY AB (B Shares)	159,102	3,580,740
Atlas Copco AB:
(A Shares)	202,645	2,679,214
(B Shares)	131,256	1,514,746
Epiroc AB (A Shares)	148,412	2,847,342
Essity AB (B Shares)	125,514	2,931,354
Evolution AB (b)	42,378	4,591,385
Fastighets AB Balder (a)	878,696	4,213,503
Industrivarden AB (A Shares)	81,720	2,132,475
Kinnevik AB (B Shares) (a)	64,062	754,514
Securitas AB (B Shares)	61,458	501,050
Skandinaviska Enskilda Banken AB (A Shares)	365,643	4,246,381
Svenska Handelsbanken AB (A Shares)	741,575	6,187,745
Swedbank AB (A Shares)	79,632	1,412,116
Swedish Orphan Biovitrum AB (a)	175,358	3,389,117
Swedish Orphan Biovitrum AB rights 9/14/23 (a)(c)	175,358	158,404
Volvo AB (B Shares)	548,444	11,080,588
TOTAL SWEDEN		52,220,674
Switzerland - 5.2%
ABB Ltd.:
(Reg.)	278,749	10,600,334
sponsored ADR	82,416	3,124,391
Alcon, Inc. (Switzerland)	35,848	2,999,812
Baloise Holdings AG	9,006	1,408,988
Compagnie Financiere Richemont SA	8,645	1,230,474
Compagnie Financiere Richemont SA Series A	93,167	13,214,957
Givaudan SA	2,436	8,129,652
Kuehne & Nagel International AG	5,826	1,753,703
Novartis AG	288,260	29,010,996
Schindler Holding AG (participation certificate)	3,854	860,153
Swiss Life Holding AG	11,187	7,023,615
Zurich Insurance Group Ltd.	2,580	1,212,090
TOTAL SWITZERLAND		80,569,165
United Kingdom - 12.0%
3i Group PLC	159,401	4,025,458
AstraZeneca PLC (United Kingdom)	96,556	12,969,666
Aviva PLC	705,160	3,351,649
BAE Systems PLC	885,223	11,266,916
Barclays PLC	1,388,514	2,586,329
Barclays PLC sponsored ADR	61,806	464,163
BP PLC	2,011,159	12,427,530
BP PLC sponsored ADR	169,657	6,307,847
British American Tobacco PLC (United Kingdom)	86,376	2,861,152
BT Group PLC	431,540	631,956
Bunzl PLC	5,175	185,526
Burberry Group PLC	190,055	5,258,235
Centrica PLC	2,715,168	5,219,555
CK Hutchison Holdings Ltd.	907,000	4,943,146
CNH Industrial NV	3,733	51,732
Coca-Cola European Partners PLC	42,150	2,702,237
Diageo PLC	42,697	1,748,571
Hargreaves Lansdown PLC	227,339	2,192,203
HSBC Holdings PLC:
(United Kingdom)	1,985,785	14,649,568
sponsored ADR (c)	203,948	7,611,339
Imperial Brands PLC	186,001	4,211,359
InterContinental Hotel Group PLC	73,442	5,539,383
InterContinental Hotel Group PLC ADR	53,632	4,074,423
Legal & General Group PLC	1,110,637	3,077,010
Lloyds Banking Group PLC	4,825,139	2,577,895
Pearson PLC	78,764	834,798
Phoenix Group Holdings PLC	45,785	302,182
Reckitt Benckiser Group PLC	119,763	8,642,786
Reckitt Benckiser Group PLC ADR	13,198	190,183
Rolls-Royce Holdings PLC (a)	4,062,722	11,397,253
Sage Group PLC	518,510	6,377,999
Schroders PLC	793,672	4,140,335
Standard Chartered PLC (United Kingdom)	42,679	384,732
Tesco PLC	2,204,505	7,416,582
Unilever PLC	390,704	19,952,967
Vodafone Group PLC	6,337,778	5,875,463
Wise PLC (a)	173,764	1,409,235
TOTAL UNITED KINGDOM		187,859,363
United States of America - 5.8%
CSL Ltd.	4,049	715,049
GSK PLC	395,124	6,920,971
GSK PLC sponsored ADR	144,115	5,062,760
Holcim AG	172,696	11,448,551
Monday.com Ltd. (a)	3,728	661,496
Nestle SA (Reg. S)	209,510	25,191,361
QIAGEN NV (Germany) (a)	143,146	6,548,747
Roche Holding AG:
(Bearer)	3,652	1,141,883
(participation certificate)	46,315	13,592,916
Sanofi SA	114,899	12,237,200
Schneider Electric SA	22,455	3,848,975
Tenaris SA sponsored ADR	106,000	3,384,580
TOTAL UNITED STATES OF AMERICA		90,754,489
TOTAL COMMON STOCKS (Cost $1,305,694,931)		1,522,149,080

Nonconvertible Preferred Stocks - 1.1%
	Shares	Value ($)
Germany - 1.1%
Dr. Ing. h.c. F. Porsche AG Series F (b)	61,157	6,754,243
Volkswagen AG	82,993	10,156,881

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $18,785,051)		16,911,124

Money Market Funds - 1.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (e)	19,921,998	19,925,982
Fidelity Securities Lending Cash Central Fund 5.44% (e)(f)	10,180,920	10,181,938
TOTAL MONEY MARKET FUNDS (Cost $30,107,920)		30,107,920

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $1,354,587,902)	1,569,168,124
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(4,055,580)
NET ASSETS - 100.0%	1,565,112,544

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	179	Sep 2023	18,878,235	(13,230)	(13,230)

The notional amount of futures purchased as a percentage of Net Assets is 1.2%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,561,367 or 1.5% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	18,255,010	376,399,359	374,728,387	864,826	-	-	19,925,982	0.1%
Fidelity Securities Lending Cash Central Fund 5.44%	5,934,742	212,621,667	208,374,471	307,137	-	-	10,181,938	0.0%
Total	24,189,752	589,021,026	583,102,858	1,171,963	-	-	30,107,920

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	46,222,416	21,401,372	24,821,044	-
Consumer Discretionary	220,425,141	101,629,518	118,795,623	-
Consumer Staples	135,809,411	54,136,442	81,672,969	-
Energy	76,301,521	11,269,196	65,032,325	-
Financials	254,516,045	164,643,829	89,872,216	-
Health Care	193,454,441	53,144,264	140,310,177	-
Industrials	276,926,434	175,445,549	101,480,885	-
Information Technology	133,067,375	38,814,188	94,253,187	-
Materials	125,790,091	91,224,621	34,565,470	-
Real Estate	12,686,219	12,677,981	8,238	-
Utilities	63,861,110	41,784,744	22,076,366	-

Money Market Funds	30,107,920	30,107,920	-	-
Total Investments in Securities:	1,569,168,124	796,279,624	772,888,500	-
Derivative Instruments:

Liabilities
Futures Contracts	(13,230)	(13,230)	-	-
Total Liabilities	(13,230)	(13,230)	-	-
Total Derivative Instruments:	(13,230)	(13,230)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(13,230)
Total Equity Risk	0	(13,230)
Total Value of Derivatives	0	(13,230)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® International Enhanced Index Fund
Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value (including securities loaned of $9,804,200) - See accompanying schedule:
Unaffiliated issuers (cost $1,324,479,982)	$1,539,060,204
Fidelity Central Funds (cost $30,107,920)	30,107,920

Total Investment in Securities (cost $1,354,587,902)		$1,569,168,124
Segregated cash with brokers for derivative instruments		622,599
Cash		14,257
Foreign currency held at value (cost $461,070)		461,451
Receivable for fund shares sold		304,102
Dividends receivable		3,317,973
Reclaims receivable		3,361,308
Interest receivable		631
Distributions receivable from Fidelity Central Funds		56,763
Other receivables		66,163
Total assets		1,577,373,371
Liabilities
Payable for investments purchased on a delayed delivery basis	$394,665
Payable for fund shares redeemed	869,557
Accrued management fee	712,707
Payable for daily variation margin on futures contracts	98,513
Other payables and accrued expenses	3,360
Collateral on securities loaned	10,182,025
Total Liabilities		12,260,827
Net Assets		$1,565,112,544
Net Assets consist of:
Paid in capital		$1,516,313,074
Total accumulated earnings (loss)		48,799,470
Net Assets		$1,565,112,544
Net Asset Value, offering price and redemption price per share ($1,565,112,544 ÷ 149,918,343 shares)		$10.44

Statement of Operations
		Year ended August 31, 2023
Investment Income
Dividends		$52,511,526
Interest		45,321
Income from Fidelity Central Funds (including $307,137 from security lending)		1,171,963
Income before foreign taxes withheld		$53,728,810
Less foreign taxes withheld		(4,648,683)
Total Income		49,080,127
Expenses
Management fee	$8,333,434
Independent trustees' fees and expenses	8,052
Interest	16,731
Total expenses before reductions	8,358,217
Expense reductions	(441)
Total expenses after reductions		8,357,776
Net Investment income (loss)		40,722,351
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(34,624,969)
Foreign currency transactions	(599,124)
Futures contracts	3,144,313
Total net realized gain (loss)		(32,079,780)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	261,104,444
Assets and liabilities in foreign currencies	281,786
Futures contracts	(176,537)
Total change in net unrealized appreciation (depreciation)		261,209,693
Net gain (loss)		229,129,913
Net increase (decrease) in net assets resulting from operations		$269,852,264
Statement of Changes in Net Assets

	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$40,722,351	$44,150,052
Net realized gain (loss)	(32,079,780)	(40,880,584)
Change in net unrealized appreciation (depreciation)	261,209,693	(317,751,294)
Net increase (decrease) in net assets resulting from operations	269,852,264	(314,481,826)
Distributions to shareholders	(33,763,256)	(40,640,601)

Share transactions
Proceeds from sales of shares	600,539,896	742,204,628
Reinvestment of distributions	24,033,209	33,150,295
Cost of shares redeemed	(600,353,896)	(794,518,975)

Net increase (decrease) in net assets resulting from share transactions	24,219,209	(19,164,052)
Total increase (decrease) in net assets	260,308,217	(374,286,479)

Net Assets
Beginning of period	1,304,804,327	1,679,090,806
End of period	$1,565,112,544	$1,304,804,327

Other Information
Shares
Sold	64,929,566	72,917,785
Issued in reinvestment of distributions	2,529,811	3,024,662
Redeemed	(63,195,426)	(75,511,518)
Net increase (decrease)	4,263,951	430,929

Financial Highlights
Fidelity® International Enhanced Index Fund

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.96	$11.56	$9.20	$8.98	$9.83
Income from Investment Operations
Net investment income (loss) A,B	.26	.31	.25	.19	.30
Net realized and unrealized gain (loss)	1.45	(2.61)	2.28	.32	(.95)
Total from investment operations	1.71	(2.30)	2.53	.51	(.65)
Distributions from net investment income	(.23)	(.30)	(.17)	(.29)	(.20)
Total distributions	(.23)	(.30)	(.17)	(.29)	(.20)
Net asset value, end of period	$10.44	$8.96	$11.56	$9.20	$8.98
Total Return C	19.29%	(20.35)%	27.77%	5.55%	(6.51)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.55%	.57%	.59%	.59%	.59%
Expenses net of fee waivers, if any	.55%	.57%	.59%	.59%	.59%
Expenses net of all reductions	.55%	.57%	.59%	.59%	.59%
Net investment income (loss)	2.69%	2.99%	2.32%	2.13%	3.27%
Supplemental Data
Net assets, end of period (000 omitted)	$1,565,113	$1,304,804	$1,679,091	$1,182,923	$1,505,889
Portfolio turnover rate F	105%	114%	82%	75%	103%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended August 31, 2023

1. Organization.
Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund and Fidelity International Enhanced Index Fund (the Funds) are funds of Fidelity Commonwealth Trust II (the Trust) and are authorized to issue an unlimited number of shares. Fidelity Large Cap Growth Enhanced Index Fund is a non-diversified fund. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Effective September 18, 2023, the Funds were closed to new accounts with certain exceptions.
2. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends or foreign taxes withheld, as applicable. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable or reclaims receivable, as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Large Cap Growth Enhanced Index Fund	$1,484,081,191	$924,087,127	(36,267,889)	$887,819,238
Fidelity Large Cap Value Enhanced Index Fund	4,968,089,772	900,399,523	(199,019,226)	701,380,297
Fidelity Large Cap Core Enhanced Index Fund	1,573,456,548	559,776,679	(47,912,161)	511,864,518
Fidelity Mid Cap Enhanced Index Fund	1,514,019,808	240,629,125	(72,011,770)	168,617,355
Fidelity International Enhanced Index Fund	1,364,093,111	244,125,749	(39,050,736)	205,075,013

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Large Cap Growth Enhanced Index Fund	$9,738,781	$505,476	$-	$887,819,238
Fidelity Large Cap Value Enhanced Index Fund	66,952,451	72,771,244	-	701,380,297
Fidelity Large Cap Core Enhanced Index Fund	13,332,534	-	(38,240,595)	511,864,518
Fidelity Mid Cap Enhanced Index Fund	9,469,584	-	(62,913,553)	168,617,355
Fidelity International Enhanced Index Fund	35,960,056	-	(192,178,322)	205,017,734

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Fidelity Large Cap Core Enhanced Index Fund	(38,240,595)	-	(38,240,595)
Fidelity Mid Cap Enhanced Index Fund	(58,232,433)	(4,681,120)	(62,913,553)
Fidelity International Enhanced Index Fund	(174,393,866)	(17,784,456)	(192,178,322)

The tax character of distributions paid was as follows:

August 31, 2023
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Large Cap Growth Enhanced Index Fund	$10,050,462	$-	$10,050,462
Fidelity Large Cap Value Enhanced Index Fund	84,574,965	172,625,609	257,200,574
Fidelity Large Cap Core Enhanced Index Fund	14,695,385	7,597,614	22,292,999
Fidelity Mid Cap Enhanced Index Fund	16,855,170	40,605,634	57,460,804
Fidelity International Enhanced Index Fund	33,763,256	-	33,763,256

August 31, 2022
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Large Cap Growth Enhanced Index Fund	$84,709,586	$150,046,589	$234,756,175
Fidelity Large Cap Value Enhanced Index Fund	298,040,890	399,041,651	697,082,541
Fidelity Large Cap Core Enhanced Index Fund	93,609,903	110,605,741	204,215,644
Fidelity Mid Cap Enhanced Index Fund	40,554,225	217,691,053	258,245,278
Fidelity International Enhanced Index Fund	40,640,601	-	40,640,601

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Large Cap Growth Enhanced Index Fund	2,589,884,949	2,152,923,266
Fidelity Large Cap Value Enhanced Index Fund	4,868,646,569	4,982,369,127
Fidelity Large Cap Core Enhanced Index Fund	2,034,084,638	2,571,143,089
Fidelity Mid Cap Enhanced Index Fund	1,832,229,584	1,765,707,575
Fidelity International Enhanced Index Fund	1,589,729,821	1,556,745,579

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Large Cap Growth Enhanced Index Fund	2,957,746	14,287,867	83,970,422
Fidelity Large Cap Value Enhanced Index Fund	25,502,664	117,706,408	375,867,257
Fidelity Large Cap Core Enhanced Index Fund	1,958,911	23,998,066	41,117,535
Fidelity Mid Cap Enhanced Index Fund	12,107,173	69,766,859	200,533,885
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. Each Fund pays an all-inclusive management fee based on the annual rates noted in the following table; and the investment adviser pays all ordinary operating expenses of each Fund, except fees and expenses of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. The management fees are reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

Fidelity Large Cap Growth Enhanced Index Fund	.39%
Fidelity Large Cap Value Enhanced Index Fund	.39%
Fidelity Large Cap Core Enhanced Index Fund	.39%
Fidelity Mid Cap Enhanced Index Fund	.45%
Fidelity International Enhanced Index Fund	.55%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Large Cap Growth Enhanced Index Fund	$4,259
Fidelity Large Cap Value Enhanced Index Fund	3,848
Fidelity Large Cap Core Enhanced Index Fund	1,974
Fidelity Mid Cap Enhanced Index Fund	1,614
Fidelity International Enhanced Index Fund	579

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented as Notes payable to affiliates in the Statement of Assets and Liabilities. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Large Cap Growth Enhanced Index Fund	Borrower	$54,770,800	5.44%	$41,394
Fidelity Large Cap Value Enhanced Index Fund	Borrower	$61,479,000	4.35%	$29,724
Fidelity Large Cap Core Enhanced Index Fund	Borrower	$22,101,250	3.68%	$27,112
Fidelity Mid Cap Enhanced Index Fund	Borrower	$4,314,500	4.84%	$2,322
Fidelity International Enhanced Index Fund	Borrower	$12,807,600	4.70%	$16,731

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Large Cap Growth Enhanced Index Fund	98,630,928	59,443,059	3,980,573
Fidelity Large Cap Value Enhanced Index Fund	202,835,859	125,091,754	12,994,217
Fidelity Large Cap Core Enhanced Index Fund	78,182,956	64,476,701	726,303
Fidelity Mid Cap Enhanced Index Fund	65,914,545	39,218,370	(2,777,171)
Fidelity International Enhanced Index Fund	19,322,590	2,972,597	(142,908)

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:
Amount ($)
Fidelity Large Cap Value Enhanced Index Fund	3,045
Fidelity Large Cap Core Enhanced Index Fund	1,353
6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Large Cap Growth Enhanced Index Fund	$310	$-	$-
Fidelity Large Cap Value Enhanced Index Fund	$17,561	$374	$-
Fidelity Large Cap Core Enhanced Index Fund	$3,721	$-	$-
Fidelity Mid Cap Enhanced Index Fund	$13,555	$3,917	$-
Fidelity International Enhanced Index Fund	$33,238	$9	$-
9. Bank Borrowings.
Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Large Cap Core Enhanced Index Fund	$8,149,000	3.58%	$810
10. Expense Reductions.
Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Large Cap Growth Enhanced Index Fund	$2,918
Fidelity Large Cap Value Enhanced Index Fund	1,773
Fidelity Large Cap Core Enhanced Index Fund	2,087
Fidelity Mid Cap Enhanced Index Fund	1,764
Fidelity International Enhanced Index Fund	441
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Fund	Strategic Advisers Fidelity U.S. Total Stock Fund
Fidelity Large Cap Value Enhanced Index Fund	59%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Large Cap Value Enhanced Index Fund	61%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
13. Proposed Reorganization.
Board of Trustees of each Fund approved an Agreement and Plan of Reorganization (the Agreement) to reorganize each Fund (Target Fund) into a newly created exchange traded fund ("ETF"), as noted in the below table. The Agreement provides for shareholders of each Target Fund to receive ETF shares equal in value to the number of shares of the Target Fund shares they own on the day the reorganization is effective. Each Target Fund will be the accounting survivor after the reorganization. As such, performance and financial history prior to the reorganization will be that of the Target Fund (Predecessor Funds). Historical share transactions and per share information for the Predecessor Funds will be retroactively adjusted to reflect the change in capital structure due to the reorganization. The reorganization does not require shareholder approval and is expected to become effective on November 17, 2023. The reorganization will qualify as a tax-free reorganization for federal income tax purposes with no gain or loss to be recognized by the funds or their shareholders.

Current Mutual Funds (Target and Predecessor Funds)	New ETFs
Fidelity International Enhanced Index Fund	Fidelity Enhanced International ETF
Fidelity Large Cap Core Enhanced Index Fund	Fidelity Enhanced Large Cap Core ETF
Fidelity Large Cap Growth Enhanced Index Fund	Fidelity Enhanced Large Cap Growth ETF
Fidelity Large Cap Value Enhanced Index Fund	Fidelity Enhanced Large Cap Value ETF
Fidelity Mid Cap Enhanced Index Fund	Fidelity Enhanced Mid Cap ETF

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Commonwealth Trust II and Shareholders of Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, and Fidelity International Enhanced Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, and Fidelity International Enhanced Index Fund, (five of the funds constituting Fidelity Commonwealth Trust II, hereafter collectively referred to as the "Funds") as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 11, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2018
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2017
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2017
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2017
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period- C March 1, 2023 to August 31, 2023

Fidelity® Large Cap Growth Enhanced Index Fund	.39%
Actual		$ 1,000	$ 1,212.30	$ 2.17
Hypothetical-B		$ 1,000	$ 1,023.24	$ 1.99

Fidelity® Large Cap Value Enhanced Index Fund	.39%
Actual		$ 1,000	$ 1,042.20	$ 2.01
Hypothetical-B		$ 1,000	$ 1,023.24	$ 1.99

Fidelity® Large Cap Core Enhanced Index Fund	.39%
Actual		$ 1,000	$ 1,140.10	$ 2.10
Hypothetical-B		$ 1,000	$ 1,023.24	$ 1.99

Fidelity® Mid Cap Enhanced Index Fund	.45%
Actual		$ 1,000	$ 1,021.50	$ 2.29
Hypothetical-B		$ 1,000	$ 1,022.94	$ 2.29

Fidelity® International Enhanced Index Fund	.55%
Actual		$ 1,000	$ 1,061.00	$ 2.86
Hypothetical-B		$ 1,000	$ 1,022.43	$ 2.80

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended August 31, 2023, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Large Cap Value Enhanced Index Fund	$89,603,673
Fidelity Large Cap Growth Enhanced Index Fund	$3,583,892
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity Large Cap Core Enhanced Index Fund
December 2022	100%
Fidelity Large Cap Value Enhanced Index Fund
December 2022	100%
Fidelity Large Cap Growth Enhanced Index Fund
December 2022	100%
Fidelity Mid Cap Enhanced Index Fund
December 2022	98%
A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Large Cap Core Enhanced Index Fund
December 2022	100%
Fidelity Large Cap Value Enhanced Index Fund
December 2022	100%
Fidelity Large Cap Growth Enhanced Index Fund
December 2022	100%
Fidelity International Enhanced Index Fund
December 2022	99.83%
Fidelity Mid Cap Enhanced Index Fund
December 2022	100%
The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity International Enhanced Index Fund	$322,285
Fidelity Mid Cap Enhanced Index Fund	$287,007
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Enhanced Index Fund	12/12/2022	$0.2431	$0.0171

The funds will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Enhanced Index Fund
Fidelity Large Cap Core Enhanced Index Fund
Fidelity Large Cap Growth Enhanced Index Fund
Fidelity Large Cap Value Enhanced Index Fund
Fidelity Mid Cap Enhanced Index Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the each fund's management contract with Fidelity Management & Research Company LLC (FMR) (the Advisory Contract). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contract throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue each fund's management contract with FMR (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of each fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of each fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under each fund's Advisory Contracts; or (iv) the day-to-day management of each fund or the persons primarily responsible for such management. The Board also considered that since its last approval of each fund's Advisory Contracts, FMR had provided additional information on each fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that each fund's Advisory Contracts are fair and reasonable, and that each fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew each fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
In considering whether to renew the Advisory Contract for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of FMR, and also considered FMR's implementation of the funds' investment programs. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Adviser and its affiliates under the Advisory Contract and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Adviser. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of each fund's management fee and total expense ratio, the Board considered the fund's all-inclusive fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by the investment adviser under the all-inclusive arrangement. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to each fund (referred to as the "asset size peer group"); (iii) total expense comparisons of each fund relative to funds and classes in the mapped group that have a similar sales load structure of each fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of each fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that each fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of each fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to each fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contract should be renewed through July 31, 2024.
Proxy Voting Results
A special meeting of shareholders was held on April 19, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To reclassify the diversification status of the fund from diversified to non-diversified by eliminating the following fundamental policy: The fund may not with respect to 75% of fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities,  or securities of other investment companies) if  as a result, (a) more than 5% of fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of outstanding voting securities of issuer.

	# of Votes	% of Votes
Affirmative	1,212,959,725.500	85.392
Against	164,063,927.240	11.550
Abstain	43,439,041.970	3.058
TOTAL	1,420,462,694.710	100.000

1.855140.117
GEI-ANN-1023

Item 2.

Code of Ethics

As of the end of the period, August 31, 2023, Fidelity Commonwealth Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity International Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund and Fidelity Mid Cap Enhanced Index Fund (the “Funds”):

Services Billed by PwC

August 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Enhanced Index Fund	$39,900	$3,700	$9,800	$1,200
Fidelity Large Cap Core Enhanced Index Fund	$39,500	$3,700	$9,800	$1,200
Fidelity Large Cap Growth Enhanced Index Fund	$39,500	$3,700	$9,800	$1,200
Fidelity Large Cap Value Enhanced Index Fund	$39,600	$3,700	$9,800	$1,200
Fidelity Mid Cap Enhanced Index Fund	$39,500	$3,700	$9,800	$1,200

August 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Enhanced Index Fund	$38,100	$3,600	$9,300	$1,200
Fidelity Large Cap Core Enhanced Index Fund	$37,700	$3,600	$10,200	$1,200
Fidelity Large Cap Growth Enhanced Index Fund	$37,700	$3,600	$10,200	$1,200
Fidelity Large Cap Value Enhanced Index Fund	$37,700	$3,600	$9,300	$1,200
Fidelity Mid Cap Enhanced Index Fund	$37,700	$3,600	$10,200	$1,200

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	August 31, 2023A	August 31, 2022A
Audit-Related Fees	$8,284,200	$7,914,600
Tax Fees	$1,000	$353,200
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	August 31, 2023A	August 31, 2022A
PwC	$13,661,300	$13,308,400

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Commonwealth Trust II

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 23, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	October 23, 2023